                                                      SCHEDULE 14A INFORMATION

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                                                         ACXIOM CORPORATION
                                           (Name of Registrant as Specified in Its Charter)

                                ________________________________________________________________________
                                (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                                ACXIOM CORPORATION
                                                 1 Information Way
                                            Little Rock, Arkansas 72202
                                                   501.342.1000
                                                  www.acxiom.com

                                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                              To Be Held August 3, 2005

                                                     [ACXIOM®]

        Please join us for the 2005 Annual Meeting of Stockholders of Acxiom Corporation.  The meeting will be held on
Wednesday, August 3, 2005, at 10:00 a.m. CDT at the Acxiom River Market Building, 601 East Third Street, Little Rock, Arkansas.

         We are holding this meeting to vote on:

         1.       the election of three directors;

         2.       a proposal to amend our 2000 Associate Stock Option Plan;

         3.       a proposal to adopt a new stock purchase plan; and

         4.       to transact any other business that properly comes before the meeting.

         To vote at the meeting, you must be a stockholder of record as of the close of business on June 15,
2005.

                                                     By Order of the Board of Directors

                                                           /s/ Catherine L. Hughes

                                                             Catherine L. Hughes
                                                                  Secretary

Little Rock, Arkansas
June 24, 2005

                                               YOUR VOTE IS IMPORTANT!

                      PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY CARD OR VOTE BY TELEPHONE
                             OR THROUGH THE WEBSITE LISTED IN THE VOTING INSTRUCTIONS.

                                                 TABLE OF CONTENTS

                                               QUESTIONS AND ANSWERS

Q:       Who can vote?

A:       If you owned any shares of Acxiom at the close of business on June 15, 2005, you are entitled to vote.

Q:       How many shares can vote?

A:       Every stockholder is entitled to one vote for each share held.  As of June 15, 2005, our record date,
         87,898,842 shares of common stock were issued and outstanding and are eligible to vote.  A list of our stockholders will be available for review at our principal offices, 1 Information Way, Little Rock,
         Arkansas 72202, for at least 10 days prior to the 2005 annual meeting.

Q:       What may I vote on?

A:       The election of William T. Dillard II, Harry C. Gambill and Thomas F. (Mack) McLarty, III to the Board
         of Directors; a proposal to amend our 2000 Associate Stock Option Plan; and a proposal to adopt a new stock purchase plan.

Q:       How does the board recommend I vote on the proposals?

A:       The board recommends a vote FOR each of the proposals.

Q:       How do I vote?

A:       You can vote by proxy, which gives the proxy holder the right to vote your shares on your behalf.  There are three ways for you to send in your proxy:

         •        Sign and mail the proxy voting card in the enclosed return envelope;

         •        Call the 800 number listed in your proxy voting instructions to vote by telephone; or

         •        Log on to the Internet at the web site listed in your proxy voting instructions and follow the instructions at that site.

         You may also vote in person at the annual meeting, even if you have already sent in your proxy.

Q:       Who will count the votes?

A:       A representative of EquiServe, our transfer agent, will count the votes and act as the inspector of the election.

Q:       What does it mean if I get more than one proxy card?

A:       If your shares are registered differently, or if they are in more than one account, you may receive more than one proxy card.  Follow the voting instructions on each proxy card to ensure that all of your shares are voted.

                                                                1

Q:       What vote is required to pass an item of business?

A:       A majority of the holders of our outstanding common stock must be present in person or represented by proxy to hold the meeting.  A majority of the votes cast at the meeting is required to elect directors and to approve the proposed stock option plan amendment and the new stock purchase plan.

         Unless you indicate otherwise on your proxy card, the individuals named as your proxies will vote your shares for all of the nominees for director; for the amendments to our 2000 Associate Stock Option Plan, and for the adoption of a new stock purchase plan.

Q:       Can I revoke my proxy?

A:       Yes.  There are three ways for you to revoke your proxy:

         •        File a written revocation with Acxiom's corporate secretary before the meeting;

         •        Sign and deliver before the meeting a proxy bearing a later date; or

         •        Vote in person at the meeting.

                                             PROPOSALS YOU MAY VOTE ON

1.       Election of Directors

         There are three nominees for election this year.  William T. Dillard II, Harry C. Gambill and Thomas F.
         (Mack) McLarty, III.  Messrs. Dillard, Gambill and McLarty are currently members of the Acxiom Board of
         Directors with terms that expire at the meeting.

2.       A proposal to amend our 2000 Associate Stock Option Plan

         The Board of Directors has approved an amendment to our 2000 Associate Stock Option Plan so as to permit the grant of additional types of equity awards such as restricted stock and restricted stock units under the plan.  The amended and restated plan, which would be renamed the "2005 Equity Compensation Plan," is attached as Appendix A.  No additional shares for the plan are being sought at this time.

3.       A proposal to adopt a new stock purchase plan

         The Board of Directors has approved a new stock purchase plan which would be offered to as many as possible of our associates worldwide.  This plan, a copy of which is attached as Appendix B, would take the place of our previous U.S. stock purchase plan and our U.K. "sharesave" scheme.  Under the new plan,
         Acxiom employees ("associates") would be eligible to buy shares of Acxiom stock at a discount of up to
         15% off the market price on the purchase date.  A total of 2 million shares would be made available under the plan, which has a term of 10 years.

         With respect to Proposal 1, the form of proxy provides a method for you to (1) vote for all nominees as a group, (2) vote only for certain nominees while withholding authority to vote for the other nominees, or (3)
withhold authority for all nominees.  Please read the voting instructions contained in the attached proxy for information on how to withhold authority for any or all nominees.  If you withhold authority for a nominee, your vote will be treated as an abstention and accordingly your shares will neither be voted for nor against the nominee, but they will be counted for quorum purposes.  A majority of the votes cast at the meeting is required to elect any director.

         With respect to Proposals 2 and 3, the form of proxy provides a method for you to (1) vote for each of the proposals, (2) vote against each of the proposals, or (3) abstain from voting.  By abstaining, your shares will not be voted either for or against the amendments, but will be counted for quorum purposes.  Provided a quorum is present, a majority of the votes cast at the meeting is required to approve Proposals 2 and 3.

                                                                2

         The board unanimously recommends a vote FOR each of these proposals.  More detailed information on each of the proposals is provided below.

         While there may be instances in which you will wish to withhold your vote or abstain from voting, we encourage you to vote your shares in your best judgment and to participate in the voting process to the fullest extent possible.

         Brokers who hold shares in street name for customers who are beneficial owners of the shares are prohibited from giving a proxy to vote such customers' shares on non-routine matters in the absence of specific instructions from their customers.  This is commonly referred to as a "broker non-vote."  Broker non-votes will be treated in the same manner as abstentions for quorum and voting purposes (i.e., counted for quorum purposes, but neither being voted for nor against the proposals and, therefore, having no effect on the outcome of the votes).

                                     INFORMATION ABOUT THE BOARD OF DIRECTORS

         Nominees William T. Dillard II, Harry C. Gambill and Thomas F. (Mack) McLarty, III currently are members of the Acxiom Board of Directors with terms that expire at the 2005 annual meeting.  If elected, the three nominees will serve for a three-year term.  The names of the other six directors are: Dr. Ann Die Hasselmo,
William J. Henderson and Charles D. Morgan, whose terms will expire at the 2006 annual meeting; and Dr. Mary L.
Good, Rodger S. Kline and Stephen M. Patterson, whose terms will expire at the 2007 annual meeting.

         Your proxy holder will vote your shares for the nominees unless you instruct otherwise.  If a nominee is unable to serve as a director, your proxy holder may vote for any substitute nominee proposed by the board unless you withhold this authority.  In the event of any director's resignation, death, disqualification or inability to serve, the board will fill the vacancy.

Nominees for Director

The board nominates the following candidates for election at the 2005 annual meeting.
                                                                                               Director
Name                                   Age    Position                                         Since

William T. Dillard II                  60     Director                                         1988
Harry C. Gambill                       59     Director                                         1992
Thomas F. (Mack) McLarty, III          59     Director                                         1999

Other Directors
                                                                                               Director
Name                                   Age    Position                                         Since

Dr. Mary L. Good                       74     Director                                         2004
Dr. Ann Die Hasselmo                   60     Director                                         1993
William J. Henderson                   58     Director                                         2001
Rodger S. Kline                        62     Director and Chief Finance & Administration      1975
                                              Leader
Charles D. Morgan                      62     Chairman of the Board and Company Leader         1975
Stephen M. Patterson                   54     Director                                         2000

Set forth on the following pages is biographical data for the three nominees and the other directors:

                                                                3

         Mr. Dillard is the chairman of the board and chief executive officer of Dillard's, Inc. of Little Rock,
Arkansas, a chain of traditional department stores with approximately 330 retail outlets in 29 states.  In addition to serving as a director of Dillard's, Inc., Mr. Dillard is also a director of Barnes & Noble, Inc. and serves on the J.P. Morgan Chase & Co. Texas Regional and National Advisory Boards.  He holds a master's degree in business administration from Harvard University and a bachelor's degree in the same field from the University of
Arkansas.

         Mr. Gambill is a director and since 1992 has held the position of chief executive officer/president of
TransUnion LLC, a company engaged in the business of providing consumer credit reporting services, analytic models and real estate settlement services.  Mr. Gambill joined TransUnion in 1985 as vice president/general manager of the Chicago division.  He is a board member of Kanbay International, Inc., a global IT services firm.
He is past chairman of the Consumer Data Industry Association, and former director of Damian Services Corp., a temporary staffing technology company.  He holds degrees in business administration and economics from Arkansas
State University and is a member of the ASU Business School Advisory Board.

         Mr. McLarty is vice chairman of the board of directors of Asbury Automotive Group, Inc., which is one of the largest automotive retailers in the United States.  He is also chairman and CEO of McLarty Companies, Inc.
and McLarty Management Company, Inc. of Little Rock, Arkansas, and president of Kissinger McLarty Associates of
Washington, D.C.  He is a board member of the Americas Society of New York City; the Inter-American Dialogue of
Washington, D.C.; Ross University; The Center for the Study of the Presidency; and the M.D. Anderson Cancer
Center in Houston.  He also serves on the advisory boards of various other entities.  In 1983 he became chairman and chief executive officer of Arkla, a Fortune 500 natural gas company.  He was appointed by President George
Bush to the National Petroleum Council and the National Council on Environmental Quality, and he was a member of the St. Louis Federal Reserve Board from 1989 through 1992.  Beginning in 1992, he served President Clinton in several key positions: White House Chief of Staff, counselor to the President and Special Envoy for the Americas,
with over five years of service in the president's Cabinet and on the National Economic Council.  He holds a degree in business administration from the University of Arkansas.

         Dr. Good is the dean of the College of Information Science and Systems Engineering at the University of
Arkansas at Little Rock and is the Donaghey university professor.  She is also a managing member for Venture
Capital Investors, LLC, and is a board member of BiogenIdec, Inc.; IDEXX Laboratories, Inc.; Research Solutions,
LLC; and Delta Trust and Bank.  Previously, Dr. Good served for four years as the under secretary for technology for the Technology Administration in the Department of Commerce in President Clinton's administration, while simultaneously chairing the National Science and Technology Council's Committee on Technological Innovation
(NSTC/CTI) and serving on the National Science and Technology Council's Committee on National Security.  From
1988-1993, Dr. Good served as the senior vice president of technology at Allied Signal, Inc., where she was responsible for technology transfer, corporate research and commercialization support for new technologies.
During the eight years prior to that, she held the positions of president of Allied Signal's Engineered Material
Research Center, president of Signal Research Center, Inc. and director of research for UOP, Inc.  From
1954-1980, Dr. Good was a professor at both the University of New Orleans and at Louisiana State University,
where she achieved LSU's highest professional rank, Boyd professor.  She was appointed to the National Science
Board by President Carter in 1980 and again by President Reagan in 1986.  She served as chairman of that board until she was appointed in 1991 by President Bush to become a member of the President's Council of Advisors on
Science and Technology (PCAST).  Dr. Good is an elected member of the National Academy of Engineering, a past president of the American Chemical Society, and past president and a fellow of the American Association for the
Advancement of Science.  Dr. Good received her B.S. in chemistry from the University of Central Arkansas and her
M.S. and Ph.D. degrees in inorganic chemistry from the University of Arkansas.  She has received numerous awards and honorary degrees from many colleges and universities, including most recently the College of William and
Mary, Polytechnic University of New York, Louisiana State University and Michigan State University.

         Dr. Hasselmo is managing director of Academic Search Consultation Service in Washington, D.C., the
oldest and largest higher education consultation and academic search firm in the United States focused on college and university presidencies.  Prior to assuming that position, Dr. Hasselmo was vice president and partner in
A.T. Kearney, Inc.'s higher education practice.  From 1992-2001, she served as president of Hendrix College in
Conway, Arkansas.  She is a member of the board of visitors of Air University of the U.S. Air Force and a former member of the board of directors of the National Merit Scholarship Corporation.  She is past chair of the board of directors for Educational and Institutional Insurance Administrators, the National Association of Independent
Colleges and Universities, the National Collegiate Athletic Association (NCAA) Division III President's Council
and the American Council on Education's Council of Fellows.  Her memberships have included the American Council on Education Board, the Arkansas Repertory Theatre Board and the NCAA Executive Committee.  She formerly served as dean of the H. Sophie Newcomb Memorial College and associate provost at Tulane University.  Dr. Hasselmo graduated summa cum laude from Lamar University, and earned a master's degree from the University of Houston and a Ph.D. in counseling psychology from Texas A&M University.

                                                                4

         Mr. Henderson was the 71st postmaster general of the United States and the fifth career employee to lead the world's largest postal system.  He served in that position from May 1998 until his retirement in May 2001.
From 1994 until his appointment as postmaster general and chief executive officer, Mr. Henderson served as chief operating officer.  From 1992-1994, he served as vice president of employee relations, then became chief marketing officer and senior vice president.  In addition to his service in Washington, D.C., he has served in postal management positions in Chicago, Greensboro, Memphis and Stockton, among other locations.  In 1997, Mr.
Henderson received the Postal Service's John Wanamaker Award, and in 1998 he received American University's Roger
W. Jones Award for Executive Leadership.  In 1998, Mr. Henderson also received an honorary Mailing Excellence
Award from the National Postal Forum for his work with the nation's professional mailing industry.  Mr. Henderson currently serves as a director of ComScore Networks, the Committee for Economic Development, the Marrow Donor
Foundation and Nature's Best magazine.  He is the chairman of the board of GMS Inc., a partner of Signature
Systems, and a Fellow with the National Academy of Public Administration.  Mr. Henderson is a graduate of the
University of North Carolina at Chapel Hill and served in the U.S. Army.

         Mr. Kline joined Acxiom in 1973 and has served as an officer and director of the Company since 1975.  He is currently Acxiom's Chief Finance and Administration Leader.  Prior to joining Acxiom, Mr. Kline spent seven years with IBM and two years as an officer in the U.S. Army.  Mr. Kline holds a degree in electrical engineering from the University of Arkansas at Fayetteville, where he has served since 1990 as chairman of the College of
Engineering Advisory Council.

        Mr. Morgan joined Acxiom as an officer in 1972.  He has been chairman of the board of directors since
1975 and serves as Acxiom's Company Leader.  He is also a director and past chairman of the board of the Direct
Marketing Association.  In addition, he serves as a member and is the past Chairman of the Board of Trustees of
Hendrix College.  He was employed by IBM for six years prior to joining Acxiom.  Mr. Morgan holds a mechanical engineering degree from the University of Arkansas.

         Mr. Patterson is the former president, CEO and major shareholder of Leisure Arts, a publishing and direct mail company.  Leisure Arts was acquired by Time Warner in 1992.  Mr. Patterson is currently an investor in Patterson Enterprises for which he served as president from 1994-2000.  He currently is serving as Vice
Chairman of the Board of Trustees of Hendrix College.  Mr. Patterson served on the board of directors of Worthen
Bank and its successor, Bank of America - Arkansas, for 12 years.  Mr. Patterson has a bachelor of arts degree from Hendrix College, an electrical engineering degree from Columbia University and a master's of business administration degree, also from Columbia University.

Corporate Governance

         Over the past three years the Board of Directors has adopted a number of measures designed to comply with the requirements of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the final rules of the SEC interpreting and implementing the Sarbanes-Oxley Act, as well as the revised listing standards of Nasdaq.
Specifically, the board has (1) appointed an independent Audit Committee and Compensation Committee, and has
established independent Corporate Governance and Nominating Committees; (2) adopted charters for each committee, including a revised Audit Committee Charter which reflects changes required under the Sarbanes-Oxley Act; (3)
adopted a set of corporate governance principles; (4) adopted codes of ethics for the board, for financial personnel, and for all associates; (5) adopted specific procedures requiring pre-approval by the Audit Committee of audit, audit-related and non-audit services to be provided by the independent auditors; (6) instituted the practice of scheduling time at each board and committee meeting for executive sessions of the independent directors; and (7) established a process whereby stockholders may confidentially and anonymously communicate with the independent directors and/or the Audit Committee.  Copies of the charters for the various committees, the codes of ethics, and the corporate governance principles are available on the Company's website at
www.acxiom.com.  Also available on the website is information as to how stockholders may contact the board.

                                                                5

         Acxiom's management and the Board of Directors closely monitor corporate governance developments and will continue to evaluate their duties and responsibilities with the intention of maintaining full compliance with all applicable laws, rules and regulations.

Board and Committee Matters

          The board has determined that five of its nine members qualify as "independent" directors under Nasdaq listing standards.  The five independent directors are Mr. Dillard, Dr. Good, Dr. Hasselmo, Mr. Henderson, and
Mr. Patterson.  In making these independence determinations, the board considered the relationship between Dr.
Good's employer, the University of Arkansas at Little Rock, and Acxiom, as disclosed under "Related Party
Transactions," and affirmatively determined that the relationship would not interfere with the ability of Dr.
Good to exercise independent judgment in carrying out her responsibilities as a director.

         Quarterly meetings of the board are held to review significant developments affecting Acxiom and to act on matters requiring board approval.  If issues arise which require the full board's attention in between the regularly scheduled meetings, special meetings are called.  Time is allotted at the end of each board and committee meeting for the independent directors to meet in executive session outside the presence of management.

         The board currently has five standing committees to assist it in the discharge of its responsibilities.
All of the members of the Audit, Compensation, Corporate Governance, and Nominating Committees have been determined by the board to be independent under the Nasdaq listing standards.  A description of each of the committees is set forth below:

Audit Committee

         The members of the Audit Committee are Mr. Patterson (Chair), Mr. Dillard and Dr.
         Hasselmo.

         The Audit Committee reviews Acxiom's financial statements and financial reporting processes, and approves our systems of internal accounting and financial controls.
         This committee is responsible for the annual independent audit of our financial statements and the engagement of the independent auditors, who report directly to the committee.  In addition, the committee oversees our internal audit function and various legal compliance programs and has full authority to investigate the financial and business affairs of the Company.

         Both Mr. Dillard and Mr. Patterson have been determined by the board to be "audit committee financial experts," as defined by the Securities Exchange Commission's rules and regulations.  Mr. Dillard currently serves as the CEO of a public company, in which position he supervises the chief financial officer of that company.  Mr.
         Patterson has extensive experience in assessing the performance of companies with respect to the preparation, auditing or evaluation of financial statements, and has served in the past as the assistant treasurer of a public company, in which position he prepared and analyzed financial statements.  Both Mr. Patterson and Mr. Dillard have significant experience in reviewing and analyzing financial statements and in performing similar functions which result in similar expertise and experience.

Compensation Committee

         The members of the Compensation Committee are Mr. Dillard (Chair), Dr. Good, Mr.
         Henderson and Mr. Patterson.

                                                                6

         The Compensation Committee annually reviews and approves goals and objectives for the
         Company Leader, evaluates his performance, and sets his compensation level based on this evaluation.  The committee also approves the salaries for the rest of the Company
         Leadership Team and approves the leadership team compensation plan.  In addition, this committee administers the Company's equity-based plans.

Corporate Governance Committee

         The members of the Corporate Governance Committee are Mr. Henderson (Chair), Mr.
         Dillard, Dr. Good, Dr. Hasselmo and Mr. Patterson.

         The Corporate Governance Committee is responsible for reviewing and recommending to the board the following: corporate governance principles; a management succession plan; the structure of board committees; the annual compensation of directors; ethics compliance programs; and director orientation and education programs.  In addition, this committee is charged with reviewing and approving related-party transactions between the Company and any of its officers, directors or affiliates.  The committee also is responsible for developing and overseeing an annual self-evaluation process for the board.

Nominating Committee

         The members of the Nominating Committee are Dr. Hasselmo (Chair), Dr. Good and Mr.
         Henderson.

         The Nominating Committee is responsible for screening and recommending qualified candidates to the board for membership, and for annually recommending to the board the nominees for director to be submitted for election at each annual meeting of stockholders.  All nominations or appointments to the board are approved by the full
         Board of Directors.  When formulating its membership recommendations, the Committee considers any advice and recommendations offered by the Company Leader or by the stockholders.

         The Nominating Committee is responsible for assessing the appropriate balance of skills and characteristics required of board members.  Nominees for director must meet the qualifications set forth in our Corporate Governance Principles and the Nominating
         Committee Charter, copies of which are posted in the corporate governance section of our website at www.acxiom.com.  Among the various criteria for selection as a board member are the level of a potential candidate's experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of our business environment, willingness to devote adequate time to board duties, and a commitment to serve on the board for an extended period of time.  Directors should possess the highest personal and professional ethics and values, and be committed to representing the long-term interests of the stockholders.  They should have an objective perspective and mature judgment.  We endeavor to have a Board representing diverse experience at policy-making levels in business, government, education and technology.

         Nominees must also be able to comply with the Code of Business Conduct and Ethics applicable to all board members, a copy of which is posted in the corporate governance section of our website at www.acxiom.com.  It is the policy of the board that no representatives of institutional investors that have significant holdings of Acxiom stock or of companies that are competitive with Acxiom will be submitted for nomination by the board due to the possibility of conflicts of interest.

                                                                7

         Any nominees proposed by stockholders will be evaluated by the Nominating Committee in the same manner as nominees proposed by other sources.  To be considered by the
         Nominating Committee, a stockholder nominee must be submitted to the Corporate
         Secretary at the address and within the timeframe specified below under the section entitled "Stockholder Proposals."

Executive Committee

         The members of the Executive Committee are Mr. Morgan (Chair) and Mr. Kline.

         The Executive Committee implements the policy decisions of the full board and handles routine matters which arise during the interim periods between board meetings consistent with the authority which has been delegated to the committee by the board.

Meetings Held During Past Fiscal Year

         During the past fiscal year, the board met five times, the Audit Committee met four times, the
Compensation Committee met seven times, the Corporate Governance Committee met three times, and the Nominating
Committee met one time.  Action pursuant to unanimous written consent in lieu of a meeting was taken once by the board, one time by the Compensation Committee and six times by the Executive Committee.  All of the directors attended at least three-fourths of the aggregate number of meetings of the board and of the committees on which they served during the past fiscal year.  Directors are expected to attend all board and stockholder meetings.
At the 2004 annual meeting of stockholders, four directors were in attendance.

                              PROPOSAL TO AMEND THE 2000 ASSOCIATE STOCK OPTION PLAN

         The Board of Directors has approved amendments to the 2000 Associate Stock Option Plan (the "Plan")
whereby forms of equity compensation other than stock options such as restricted stock, restricted stock units, performance awards and other stock unit awards may be issued.  The Plan has been restated to reflect these amendments, has been renamed the "2005 Equity Compensation Plan," and is now being submitted for approval by the stockholders.  A copy of the Plan is attached as Appendix A.  If the stockholders do not approve this proposal, the Plan will remain as it currently is (without the proposed amendments).  The Board of Directors recommends a vote "For" this proposal.

         There are currently approximately 800,000 shares currently available for issuance under the Plan.  No additional shares are being requested at this time.  In light of new accounting rules which are expected to become effective by April 1, 2006, the Compensation Committee has determined that alternative forms of equity compensation such as restricted stock units should be utilized instead of stock options as the Company's primary long-term incentive ("LTI") vehicle.  The Committee anticipates that if the amended Plan is approved, the use of such other forms of compensation will result in significantly less dilution than the former LTI stock option program.  The total number of restricted stock units expected to be granted in the current year is approximately
400,000.  Stock options may continue to be issued on a limited basis for recruiting and retention purposes.  The
Compensation Committee will continue to take external market and regulatory developments into consideration when determining LTI strategies and may further revise its policies so as to better align leadership long-term incentive compensation with the Company's business strategies and with stockholder and investor interests.

         Options to purchase approximately 17.9 million shares of Acxiom common stock are currently outstanding.
These options have a weighted average exercise price of $19.25 per share and a weighted average remaining contractual life of 8.9 years.

Information About the Plan

         Stockholders first approved the Plan at the 2000 annual meeting.  The purpose of the Plan is to further the growth and development of Acxiom by offering our associates, directors and other key individuals ways to obtain  shares of our common stock.  We believe that providing these individuals with a proprietary interest in
Acxiom's business and, therefore, a more direct stake in its continuing welfare, will better align their interests with those of our stockholders.  The following summary is a description of the Plan.  A copy of the
Plan as amended and restated is attached to this Proxy Statement as Appendix A, and stockholders are encouraged to read the Plan for a complete understanding of its provisions.

                                                                8

         Stock Options and Stock Appreciation Rights.  Under the Plan, either incentive stock options or stock options that do not qualify as incentive options (non-qualified stock options) may be granted.  See the discussion regarding options below under "Federal Income Tax Treatment."  To date, only non-qualified stock options have been granted under the Plan.  Stock appreciation rights ("SARs") are also available for grant under the Plan.  To date, no SARs have been granted.

         Other Forms of Equity Interests.  Restricted stock, restricted stock units, performance awards and other stock unit awards may be granted under the Plan.  These awards may be subject to performance criteria being met either by the Company, by the participant, or both.  A minimum vesting period of two years is imposed on such grants, with the exception of a total of 100,000 shares, which may be awarded with no vesting period.

         Shares Reserved for Issuance.  The total number of shares already approved by the stockholders for issuance under the Plan is 13,325,000.  Any shares of Acxiom stock subject to an award that is forfeited, or any shares that are subject to an option that is canceled or unexercised within the exercise period, will be available for re-issuance under the Plan.  To the extent any shares of Acxiom common stock subject to an award are not delivered to a participant because the shares are used to satisfy an applicable tax withholding obligation, those shares will again be available for delivery in connection with awards under the Plan.  If an optionee delivers previously owned shares to the Company in payment of the exercise price of an option, only the net number of option shares issued to the optionee will be counted against the remaining shares available for grant under the Plan.  In the event there is any change in the number of shares of Acxiom stock subject to the
Plan resulting from a merger, consolidation, reorganization, recapitalization, stock dividend, stock split or similar occurrence, then the number of shares reserved for issuance, the number of shares for which options may be granted to any one participant, and the number of shares and the price per share subject to outstanding options will be proportionally adjusted.

         Administration.  The Plan specifies that that it will be administered by the Board of Directors or the Compensation Committee, and their lawful designees.  The administrator makes determinations such as to whom awards will be made, what type of awards will be made, how many shares will be subject to each grant, the duration and exercise price of stock options, vesting schedules, performance criteria, conditions upon which a grant may be forfeited, and any restriction, limitation, procedure or deferral related to a grant.  The committee or the board may establish any rules and regulations it considers necessary to administer the Plan.  All determinations of the committee or the board will be final and conclusive for all purposes.

         Eligible Participants.  Company employees ("associates"), directors, affiliates, independent contractors and consultants of Acxiom or any subsidiary or affiliated company are eligible to participate in the Plan.

         Stock Options.  The exercise price for stock options may not be less than 100% of the fair market value of Acxiom common stock on the date of the grant.  Without the further approval of the stockholders, no outstanding stock option granted under the Plan may be amended to reduce the exercise price or canceled in consideration for an award having a lower exercise price.  This will not, however, prohibit adjustments related to stock splits, stock dividends, recapitalizations and other changes in the corporate structure or shares of
Acxiom.  The duration of options granted under the Plan, including the duration of options following a participant's termination of employment, death or disability, is determined by the committee or the board in its sole discretion.  Non-qualified options granted under the Plan may not be exercised more than 12 years after the date of grant, and incentive options may not be exercised more than ten years after the date of the grant, although each may be granted for a lesser duration.  Incentive options granted to a participant owning more than
10% of the total combined voting power of all classes of Acxiom stock may not be exercised more than five years from the date of grant.

         At the time of exercise of an option, a participant must pay the full exercise price of the option in cash, by check or electronic funds transfer.  Additionally, a participant may pay the exercise price by one of the following additional forms of payment, as may be approved by the committee or board:

                                                                9

o        via a "broker's cashless exercise" (i.e., through the sale of shares, by way of a broker, acquired upon exercise of the option having a fair market value equal to the exercise price pursuant to procedures approved by Acxiom);
o        by delivering previously-owned shares of Acxiom common stock owned by the participant for at least six months and having a fair market value equal to the exercise price;
o        by authorizing Acxiom to withhold a number of shares of Acxiom common stock otherwise issuable to the participant upon exercise of an option having a fair market value equal to the exercise price;
         or
o        by any combination of the above.

     Restricted Stock and Restricted Stock Units.  Restricted stock awards comprise shares of Acxiom common stock that are forfeitable until the restrictions imposed by the board or the Committee lapse.  Awards of restricted stock units provide the right to receive either shares, cash or a combination thereof upon the lapse of restrictions imposed by the board or the Committee.  Awards of restricted stock and restricted stock units may be subject to time-based restrictions, performance-based restrictions, or both.

     Performance Awards.  The Plan also authorizes the award of performance awards, in the form of either performance shares or performance share units, on any terms and conditions that the board or Committee deem desirable.  Performance awards may be paid in cash, in shares, or a combination thereof, as determined by the board or the Committee.

     The board or the Committee may set performance goals which, depending on the extent to which they are met during a performance period applicable to an award, will determine the number of performance shares or units that will be delivered to a participant at the end of the performance period.  The performance goals may be set at threshold, target, and maximum performance levels, and the number of performance shares or units to be delivered may be tied to the degree of attainment of the various performance levels specified under the various performance goals during the performance period.  No payment may be made with respect to a performance award if any specified threshold performance level is not attained.

     If performance awards are intended to satisfy the conditions for deductibility under Section 162(m) of the
Internal Revenue Code as "performance-based compensation," the awards will contain pre-established objective performance goals for each performance period using one or more of the following performance measures:

o        earnings (either in the aggregate or on a per-share basis, reflecting dilution of shares as the
         Committee deems appropriate and, if the Committee so determines, net of or including dividends) before or after interest and taxes ("EBIT") or before or after interest, taxes, depreciation, and amortization
         ("EBITDA");
o        gross or net revenue or changes in annual revenues;
o        cash flow(s) (including operating, free or net cash flows);
o        financial return ratios;
o        total stockholder return, stockholder return based on growth measures or the attainment by the shares of a specified value for a specified period of time;
o        share price, or share price appreciation;
o        earnings growth or growth in earnings per share;
o        return measures, including return or net return on assets, net assets, equity, capital, investment, or gross sales;
o        adjusted pre-tax margin;
o        pre-tax profits;
o        operating margins;
o        operating profits;
o        operating expenses;
o        dividends;
o        net income or net operating income;
o        growth in operating earnings or growth in earnings per share;
o        value of assets;

                                                                10

o        market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas;
o        aggregate product price and other product measures;
o        expense or cost levels, in each case, where applicable, determined either on a company-wide basis or in respect of any one or more specified divisions;
o        reduction of losses, loss ratios or expense ratios;
o        reduction in fixed costs;
o        operating cost management;
o        cost of capital;
o        debt reduction;
o        productivity improvements;
o        satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures;
o        customer satisfaction based on specified objective goals or an Acxiom-sponsored customer survey; or
o        associate diversity goals.

     The Committee will designate individuals eligible for an award of performance shares within the first 90 days of a year (or in the case of a performance period other than a year, no later than the date on which 25 percent of the performance period has lapsed) if such award is intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code.

     Performance goals may be applied to Acxiom as a whole (or a division, organization, or other business unit thereof), a subsidiary, an affiliated company, or of an individual participant, and may be set at a specific level or expressed as a relative percentage to the comparable measure at comparison companies or a defined index.
Performance goals shall, to the extent applicable, be based upon generally accepted accounting principles, but may be adjusted by the Committee to take into account the effect of the following:  (a) changes in accounting standards that may be required by the Financial Accounting Standards Board (or any applicable successor entity)
after the performance goal is established; (b) realized investment gains and losses; (c) extraordinary, unusual, non-recurring, or infrequent items; (d) "non-gaap financial measures" that have been included in Acxiom's quarterly earnings releases and disclosed to investors in accordance with SEC regulations; and (e) and other items as the Committee determines to be required so that the operating results shall be computed on a comparative basis from period to period.  Determinations made by the Committee shall be based on relevant objective information and/or financial data, and will be final and conclusive with respect to all affected parties.

     Other Awards.  Other awards of shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Acxiom common stock or other property may be granted under the Plan to participants, either alone or in addition to other awards under the Plan.  Other stock awards may be paid in shares, cash or any other form of property as the Committee or the Board may determine.  Subject to the provisions of the Plan, the Committee or the board shall have sole and complete authority to determine who will receive such an award, the times at which such awards shall be made, the number of shares to be granted, and all other terms and conditions of such awards.

         Amendment and Termination.  The Committee or the board may amend the Plan and/or the terms of outstanding awards or grants; provided, however, that if an amendment would (i) materially increase the benefits to participants under the Plan, (ii) increase the aggregate number of shares that may be issued under the Plan, or (iii) materially modify the requirements for participation in the Plan by materially increasing the class or number of persons eligible to participate, then stockholder approval must be obtained.  To the extent necessary to comply with applicable laws and regulations, certain other amendments to the Plan or to any outstanding grant may require stockholder approval.  Any amendment that would impair the rights of a participant may not be made without the participant's consent.  The Plan may be terminated at any time by the board.  No termination, however, will adversely affect the terms of any outstanding awards under the Plan.

                                                                11

         Change of Control.  In connection with a "change of control," which may include a merger or consolidation of Acxiom, a sale of all or substantially all of its assets, the acquisition of a significant percentage of the voting power of the Company or similar occurrence, the committee or board may determine that:
(1) any outstanding options may become immediately exercisable; (2) any outstanding options may terminate within a specified number of days after notice to the affected participants, and the participant will receive an amount of cash equal to the excess of the fair market value of the shares immediately prior to the occurrence of the change of control (which shall be no less than the value being paid for such shares in the transaction) over the exercise price of the option; (3) restrictions and deferral limitations applicable to any restricted stock or restricted stock unit awards may become free of all restrictions and become fully vested and transferable; (4)
all performance awards may be considered to be prorated, and any deferral or other restriction may lapse and such awards may be immediately settled or distributed; (5) the restrictions and deferral limitations and other conditions applicable to any other stock unit awards or any other types of awards granted under the Plan may lapse, and such awards may become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the Award not previously forfeited or vested.

         Federal Income Tax Treatment.  The following discussion generally outlines certain U.S. federal income tax consequences of  participating in the Plan and is based on current U.S. laws and regulations, all of which are subject to change.  This summary does not constitute tax advice and does not attempt to describe all of the possible tax consequences that could result from the acquisition, holding, exercise or disposition of any equity award made under the Plan or any of the underlying shares of common stock.  Because of the variety of awards that may be made under the Plan and the complexities of the tax laws, participants are encouraged to consult a tax advisor as to their individual circumstances.

                  Non-Qualified Stock Options.  There are currently no federal income tax consequences to either the participant or Acxiom upon the grant of a non-qualified option.  Upon the exercise of a non-qualified option, the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of each share on the date of exercise over the option price, and
         Acxiom generally will be entitled to a federal income tax deduction in the same amount.  Special rules apply to a participant who exercises a non-qualified option by paying the exercise price, in whole or in part, by the transfer of shares of previously-owned Acxiom common stock.

                  Incentive Stock Options.  There are currently no federal income tax consequences to either the participant or Acxiom upon the grant of an incentive option.  The participant will not have to recognize any income upon the exercise of an incentive option, and Acxiom will not be allowed any deduction, as long as the participant does not dispose of the shares within two years from the date the incentive option was granted or within one year from the date the shares were transferred to the participant.
         Upon the sale of the shares after the holding period requirement is satisfied, the participant will recognize a long-term capital gain (or loss) measured by the excess (or deficit) of the amount realized from the sale over the exercise price of the shares, but no deduction will be allowed to Acxiom.  If a participant disposes of shares before the holding period is satisfied, the participant will recognize ordinary income in the year of the disposition, and Acxiom will be entitled to a corresponding deduction, in an amount equal to the lesser of (1) the excess of the fair market value of the shares on the date of exercise over the exercise price of the shares, or (2) the excess of the amount realized from the disposition over the exercise price of the shares.  Where shares are sold before the holding period is satisfied, the participant will also recognize a capital gain to the extent that the amount realized from the disposition of the shares exceeded the fair market value of the shares on the date of exercise.

                   Other Equity Incentives.  In general, upon the grant of stock appreciation rights and certain performance shares, a participant would recognize no taxable income and Acxiom would receive no
         deduction.   Generally, at the time a participant receives payment under any of these other equity incentive awards, the participant will recognize compensation taxable as ordinary income in an amount equal to the cash or fair market value of the common stock received, and Acxiom would be entitled to receive a corresponding deduction.

                  A participant will not be taxed upon the grant of an equity award, including restricted stock and restricted stock units, if such award is subject to a "substantial risk of forfeiture," as defined in the Internal Revenue Code.  When the shares of common stock that are subject to such an award are no longer subject to a substantial risk of forfeiture, however, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the award, less any amount paid for the stock, and the Company will then be entitled to a corresponding deduction.  If a participant so elects at the time of receipt of such an award, he or she may include the fair market value of the stock subject to the award, less any amount paid for the stock, in income at that time, and the Company will be entitled to a corresponding deduction at that time.

                                                                12

                  American Jobs Creation Act of 2004.  The American Jobs Creation Act of 2004 added Section 409A to the Internal Revenue Code, generally effective January 1, 2005. The IRS has so far issued only limited guidance on the interpretation of this new law.  Section 409A covers most programs that defer the receipt of compensation to a succeeding year.  It provides strict rules for elections to defer (if any) and for timing of payouts.  There are significant penalties placed on an individual participant for failure to comply with Section 409A.  However, it does not impact Acxiom's ability to deduct deferred compensation.  Certain awards may be granted under the Plan which allow for deferral of compensation.

                  Code Section 162(m).  Awards granted under the Plan may qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code in order to preserve our federal income tax deductions with respect to annual compensation required to be taken into account under Section
         162(m) that is in excess of $1 million and paid to one of our five most highly compensated executive officers.  To so qualify, awards must be granted under the Plan by a committee consisting solely of two or more "outside directors" (as defined under Section 162 regulations) and satisfy the Plan's limit on the total number of shares that may be awarded to any one participant during any calendar year.  In addition, for awards (other than certain stock options) to qualify, the grant, issuance, vesting or retention of the award must be contingent upon satisfying one or more of the performance criteria set forth in the Plan, as established and certified by a committee consisting solely of two or more "outside directors."

Benefits to Named Executive Officers and Others

         The following table sets forth information pertaining to the estimated number of stock options and shares of restricted stock and/or restricted stock units ("RSUs") which may be granted under the Plan in the current year to the individuals and groups described below.  We anticipate that the majority of the long-term compensation grants made under the Plan will be shares of restricted stock and/or RSUs, with stock option grants being utilized primarily for recruiting and retention purposes.  In calculating the value of stock options which may be granted, we utilized the Black-Scholes valuation method based on the fair market value of our common stock as of June 8, 2005, which was $21.52.  Values for restricted stock/RSUs were calculated by multiplying $21.52 by the number of anticipated restricted shares/RSUs.  No discounts for restrictions that may apply to these anticipated awards were applied to these calculations.

                                                                                      Total
                                                            Total                 Number of Shares
                                                            Number               of Restricted Stock               Dollar
               Name                                      of Options(1)             and/or RSUs(1)                  Value

               Charles D. Morgan                               0                          0                          ___
               Rodger S. Kline                                 0                          0                          ___
               James T. Womble                                 0                          0                          ___
               L. Lee Hodges                                   0                     10,000                       $215,200
               C. Alex Dietz                                   0                     10,000                       $215,200
               Executive Group                                 0                     50,000(2)                  $1,076,000
               Non-Executive Director Group                    0                     25,000                       $538,000
               Non-Executive Officer Employee Group      150,000                    350,000                     $8,696,000

               ------------------------------------------------
(1)      The Compensation Committee will take external market and regulatory developments into consideration when determining the Company's grant practices and may make adjustments to its grant strategies.
         Consequently, the number of grants actually made in the coming year may vary from this estimate.

(2)      Includes the 10,000 restricted shares/RSUs which are expected to be awarded to each of Mr. Hodges and
         Mr. Dietz.

                                                                13

                                        PROPOSAL TO ADOPT A NEW STOCK PURCHASE PLAN

         The Board of Directors has approved a new stock purchase plan which would be offered to as many as possible of our associates worldwide.  The 2005 Stock Purchase Plan (the "SPP"), a copy of which is attached as
Appendix B, would take the place of our previous U.S. stock purchase plan and our U.K. "sharesave" scheme.  A total of 2 million shares would be made available under SPP, which has a term of 10 years.  If the stockholders do not approve the adoption of the SPP, it will not become effective and no purchases will be made thereunder.
No further purchases would be made under the existing U.S. stock purchase plan after the remaining authorized shares are issued, which is expected to occur by September 2005.  Likewise, no further offerings would be made under the U.K. sharesave scheme after September 2005.  The Board of Directors recommends a vote "For" this proposal.

Information About the SPP

         The following summary is a description of the SPP.  Stockholders are encouraged to read the SPP attached as Appendix B for a complete understanding of its provisions.

         In the past, we have had a stock purchase plan which was available only to U.S. associates, and a similar plan in the U.K. which was only available to our U.K. associates.  With the recent expansion of our business across Europe and in China and Australia, the board has determined that a new stock purchase plan should be adopted in which broad participation would be permitted.  We intend to make the SPP available to as many of our associates as possible, subject to any restrictions which may be imposed by laws in jurisdictions outside of the United States.  The stockholders are being asked to approve the SPP for this purpose.

         The SPP is intended to qualify as an "employee stock purchase plan" within the meeting of Section 423(b)
of the Internal Revenue Code.   Subject to adjustment upon changes in Acxiom's capitalization, the maximum number of shares available for sale under the SPP is 2,000,000.  If any right granted under the SPP terminates without having been exercised, the shares not purchased under that right may become available for re-issuance under the
SPP.  The shares subject to the SPP may be authorized but unissued shares or reacquired shares, bought on the open market or otherwise.  The SPP will be administered by the Compensation Committee of the Board of Directors
unless and until the board delegates administration to a different committee.  The only individuals eligible to participate in the SPP are Acxiom employees (associates).  Non-employee directors are not eligible to participate.

         Under the SPP, Acxiom associates may buy shares of Acxiom stock at a discount from the market price of the stock.  The amount of the discount will be determined by the Compensation Committee of the board from time to time and may be changed by the Committee as circumstances or regulatory requirements may warrant.  The maximum discount available would be 15% off the market price on the purchase date, which will be the last day of each offering period.

         The purpose of the SPP is to provide a simple way for associates to acquire Acxiom stock through payroll deductions.  We believe that it is important to encourage our associates to become equity partners with the
Company and take the long-term view of stockholders.  Under the SPP, accounts are established for each participant with the plan administrator, which typically is a brokerage firm or other similar entity.  Payroll deductions are accumulated, and at the end of each offering period the amounts held on behalf of each participant are used to purchase stock.  Any commissions or other expenses associated with the stock purchases or the administration of the SPP are born by the Company.  No interest is paid on participants' withholdings pending a purchase at the end of each offering period.

         The Compensation Committee will determine the length of the offering periods, which we currently expect to be one month in duration.  Offering periods may not, in any case, be longer than 27 months.  The shares purchased at the end of each offering period are then held by the SPP administrator in an account for each participant.  After the shares are in a participant's account, full ownership rights to the shares accrue to the participant, and he or she may hold, sell, transfer or otherwise dispose of the shares at will.  Dividends payable on the shares held in a participant's account will be reinvested in shares of Acxiom stock unless the participant chooses to retain the cash.

                                                                14

         Section 423 of the Internal Revenue Code limits the amounts which participants may contribute  to make purchases under the SPP.  No one may be granted an option to the extent that his or her rights to purchase shares under all Section 423 employee stock purchase plans of Acxiom accrue at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such an option is outstanding at any time.

         The SPP administrator may make appropriate adjustments to the shares subject to the SPP in the event of a stock split, reverse stock split, stock dividend, combination or reclassification of shares, or any other increase or decrease in the number of shares effected without receipt of consideration by Acxiom.  Similarly, adjustments may be made as the result of a merger, consolidation or other corporate reorganization in which
Acxiom is the surviving corporation.

         The board or Committee may modify or amend the SPP.  However, no amendment may be made without stockholder approval if the amendment would  (i) materially increase the benefits accruing to participants under the SPP, (ii) increase the number of shares which may be issued under the SPP (other than as a result of changes in capitalization under the terms of the SPP), or (iii) materially modify the requirements as to eligibility for participation, except as allowed under certain provisions of the Internal Revenue Code.

         Federal Income Tax Considerations.  The following discussion generally outlines certain U.S. federal income tax consequences of participation in the SPP and is based on current U.S. laws and regulations, all of which are subject to change.

         A participant will not recognize income for federal income tax purposes on the purchase of shares under the SPP, but will instead defer federal income tax consequences until he or she sells or otherwise disposes of the shares.  Upon the sale or disposition of the shares, a participant may have both compensation income and a capital gain or loss.  The amount of each type of gain and loss will depend on when the participant sells the shares.  If a participant holds the shares for more than two years after the commencement of the offering period during which the shares were purchased and more than one year after the date of that purchase, (1) any gain will be treated as follows: (a) first, as ordinary income to the extent of the lesser of the participant's actual gain or the participant's purchase price discount, and (b) second, as long-term capital gain; and (2) any loss will be treated as a long-term capital loss.  If a participant disposes of the shares prior to the expiration of the holding period described above (a "disqualifying disposition"), the participant will have compensation income equal to the extent that the value of the shares as of the date of acquisition exceeded the participant's purchase price.  A participant will also have a capital gain or loss to the extent of the difference between the sales proceeds of the shares and the value of the shares as of the date of acquisition.

         Subject to the limitations of Section 162(m) of the Internal Revenue Code, Acxiom will be entitled to deduct the amount that a participant recognizes as ordinary income on a disqualifying disposition.

         The  discussion above assumes that the SPP qualifies as an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code.  This information in not intended to constitute tax advice and does not attempt to describe all of the possible tax consequences that could result from participation in the SPP. It also does not address state, local, or foreign tax consequences.  Because of the  complexities of the various tax laws, participants are encouraged to consult a tax advisor as to their individual circumstances.

Benefits to Named Executive Officers and Others

         Since participation in the SPP is wholly voluntary on the part of all employees, it is not possible to determine which, if any, of the named executive officers, the executive group, or the non-executive officer employee group will choose to participate in the SPP or to what extent they may participate.  No non-executive directors will participate in the SPP due to the fact that they are not eligible to participate under the terms of the SPP.

                                                                15

                                              STOCK PERFORMANCE GRAPH

The graph below compares for each of the last five fiscal years the cumulative total return on Acxiom's common stock, the Nasdaq Stock Market - U.S. Index, and the Nasdaq Stock Market - Computer and Data Processing Index. The
cumulative total return on Acxiom's common stock assumes $100 invested on March 31, 1999 in Acxiom's common stock.

YEAR                    2000    2001    2002    2003    2004    2005
_______________________________________________________________________
Acxiom Corporation      $100    $63     $52     $51     $66     $64

NASDAQ - US Index        100     47      42      22      39      38

NASDAQ - Computer &
Data Processing          100     32      32      25      35      35

* $100 INVESTED ON 03/31/00 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING MARCH 31.

                                                                16

                                                  STOCK OWNERSHIP

         The following tables show the ownership of Acxiom common stock by its directors, executive officers and major stockholders.

Holdings of Officers and Directors

         This table shows the amount of Acxiom common stock held by each director or nominee and the named executive officers, as well as all of Acxiom's directors and executive officers as a group, based upon 87,924,800 shares of Acxiom common stock issued and outstanding as of June 10, 2005.

   Title of                      Name                          Amount And Nature                    Percent Of
    Class                 of Beneficial Owner               Of Beneficial Ownership                   Class

   Common                  C. Alex Dietz                               767,460(1)                      *
   Common                  William T. Dillard II                        37,974(2)                      *
   Common                  Harry C. Gambill                             17,777(2)                      *
   Common                  Dr. Mary L. Good                              5,552                         *
   Common                  Dr. Ann Die Hasselmo                         20,821(2)                      *
   Common                  William J. Henderson                         16,100(2)                      *
   Common                  L. Lee Hodges                               345,758(3)                      *
   Common                  Rodger S. Kline                           2,529,006(4)                    2.88%
   Common                  Thomas F. (Mack) McLarty, III                14,712(2)                      *
   Common                  Charles D. Morgan                         3,935,668(5)                    4.48%
   Common                  Stephen M. Patterson                         52,933(2)                      *
   Common                  James T. Womble                           1,794,373(6)                    2.04%
   Common                  All directors, nominees and
                           executive officers, as a group
                           (15 people)                              10,179,268(7)                    11.58%

     *   Denotes less than 1%.

     (1) Includes shares held by Mr. Dietz's wife and 358,342 shares subject to options which are currently exercisable (34,886 of which are held by Mrs. Dietz), of which 151,240 are in the money.

     (2) Includes 2,768 shares subject to options which are currently exercisable, of which 2,768 are in the money.

     (3) Includes 329,356 shares subject to options which are currently exercisable, of which 164,854 are in the money.

     (4) Includes 511,151 shares subject to options which are currently exercisable, of which 223,519 are in the money.

     (5) Includes 605,140 shares subject to options which are currently exercisable, of which 170,218 are in the money.

     (6) Includes 481,838 shares subject to options which are currently exercisable, of which 231,018 are in the money.  Also includes 136,721 option shares which were exercised by Mr. Womble during fiscal year 2003, the receipt of which he elected to defer.  These shares will be held for future distribution to Mr.
         Womble under Acxiom's supplemental executive retirement plan.  Mr. Womble will have no ownership rights in these shares until the deferred distribution date (expected to be August 23, 2005).

     (7) Includes 2,914,961 shares subject to options which are currently exercisable, of which 1,178,892 are in the money.

                                                                17

Ownership of Major Stockholders

         The following table lists the persons known by Acxiom to be the beneficial owners of 5% or more of our common stock.  The percentages of outstanding shares listed below are calculated based upon 87,924,800 shares of
Acxiom common stock issued and outstanding as of June 10, 2005.

 Title of                   Name And Address Of Beneficial Owner                  Amount And Nature Of       Percent
   Class                                                                          Beneficial Ownership       Of Class
---------------------------------------------------------------------------------------------------------------------

  Common        ValueAct Capital Master Fund, L.P. (as of 5/4/05)                     9,941,630(1)             11.3%
                ValueAct Capital Partners Co-Investors, L.P.
                VA Partners, L.L.C.
                       Combined interests of:
                            Jeffrey W. Ubben
                            George F. Hamel, Jr.
                            Peter H. Kamin
                435 Pacific Avenue, 4th Floor
                San Francisco, CA  94133

Common          Barclays Global Investors, NA.                                        5,303,064(2)             6.0%
                Barclays Global Fund Advisors
                Barclays Global Investors, Ltd.
                Barclays Bank PLC
                Palomino Limited
                45 Fremont Street
                San Francisco, CA  94105

Common          Wellington Management Company, LLP                                    5,158,393(2)             5.9%
                75 State Street
                Boston, MA  02109

Common          Marsh & McLennan Companies, Inc.                                      4,621,615(2)             5.3%
                Putnam Investment Management, LLC
                The Putnam Advisory Company
                      Combined interests of:
                           Putnam, LLC d/b/a Putnam Investments
                One Post Office Square
                Boston, MA  02109

(1)      Based on information contained in a Schedule 13D filed with the Securities and Exchange Commission.
(2)      Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission.

                                                                18

                                              EXECUTIVE COMPENSATION

         This table shows the compensation paid for each of the last three fiscal years to Company Leader Charles D.
Morgan and the four other most highly compensated executive officers who were serving as such on March 31, 2005.

Summary Compensation Table

---------------------------------------------------------------------------------------------------------------------------------
                                     Annual Compensation                        Long Term Compensation
                                ----------------------------         ------------------------------------------
                                Salary    Bonus      Other                    Awards                Payouts
                                ($)(1)    ($)        Annual          ------------------------   ---------------
      Name and         Year                          Compen-          Restricted   Securities        LTIP          All Other
     Principal                                       sation             Stock      Underlying       Payouts      Compensation
      Position                                       ($)(1)            Award(s)      Options/        ($)           ($)(2)
                                                                         ($)          SARs
                                                                                      (#)
---------------------------------------------------------------------------------------------------------------------------------

Charles D. Morgan      2005     735,000     ___     $222,000             ___          ___             ___          $33,758(3)
  Chairman of          2004     713,333     ___      217,500             ___          ___             ___           24,703
  the                  2003     688,844     ___            0             ___        203,608           ___           18,273
  Board and
  Company Leader

---------------------------------------------------------------------------------------------------------------------------------
Rodger S. Kline        2005     486,667     ___      110,250             ___          ___             ___           19,567
  Company              2004     471,833     ___      144,000             ___          ___             ___           13,130
  Operations           2003     455,321     ___            0             ___        134,582           ___           14,758
  Leader

---------------------------------------------------------------------------------------------------------------------------------

James T. Womble        2005     410,000     ___       93,375             ___          ___             ___           16,504
  Client Services      2004     393,000     ___      120,000             ___          ___             ___           10,979
  Organization         2003     379,108     ___            0             ___        112,055           ___           12,404
  Leader

---------------------------------------------------------------------------------------------------------------------------------
L. Lee Hodges          2005     386,667     ___       74,100             ___         50,000           ___           18,809(4)
  Outsourcing and      2004     364,458     ___       96,200             ___         81,480           ___            9,953
  IT Services          2003     352,238     ___            0             ___          ___             ___           11,715
  Leader

---------------------------------------------------------------------------------------------------------------------------------
C. Alex Dietz          2005     360,000     ___       82,125             ___          ___             ___           10,024
  Products &           2004     344,167     ___      107,500             ___          ___             ___            8,309
  Infrastructure       2003     332,208     ___            0             ___        98,192            ___            8,564
  Technology
  Leader
---------------------------------------------------------------------------------------------------------------------------------

     (1) These amounts represent the named executives' cash incentive pay for each of the past three fiscal years.  See the discussion below of "Cash Incentive Pay" under "Report of the Compensation Committee."

     (2) Except as noted in footnotes (3) and (4) below, these amounts represent Acxiom's matching contributions to each named executive's 401(k) and supplemental executive retirement plan accounts.

     (3) $30,391 of this amount represents Acxiom's matching contributions to Mr. Morgan's 401(k) and supplemental executive retirement plan accounts.  The remaining $3,367 represents income that was imputed to Mr. Morgan in accordance with applicable Treasury regulations relating to his personal use of company aircraft.  During fiscal 2005, Mr. Morgan paid $111,530 to Acxiom as reimbursement for the incremental cost to the Company of his personal use of company aircraft.

     (4) $14,809 of this amount represents Acxiom's matching contributions to Mr. Hodges' 401(k) plan and supplemental executive retirement plan accounts.  The remaining $4,000 represents payments made to Mr.
         Hodges over and above the Company's standard relocation reimbursements.  In connection with his promotion to Chief Operations Leader in October 2005, Mr. Hodges was required to move from Illinois to
         Arkansas.

                                                                19

Option Grants For Last Fiscal Year

         This table contains information concerning options to acquire shares of Acxiom common stock granted during the past fiscal year to the named executive officers.

                                                Individual Grants

                                                          Percent of
                                                             Total
                                      Number of             Options
                                      Securities            Granted
                                      Underlying              to                                          Grant Date
                                       Options             Employees       Exercise or                     Present
                                       Granted             in Fiscal       Base Price     Expiration        Value
                 Name                    (#)                 Year            ($/Sh)          Date           ($)(2)
        ---------------------------------------------------------------------------------------------------------------

         L. Lee Hodges                50,000(1)              .04%            $23.19        10/14/16      $478,060

     (1) These options were granted on October 14, 2004 in connection with Mr. Hodges' promotion to Chief
         Operations Leader, in which role he is directly responsible for all operational areas of the business world-wide.

     (2) The grant date present value calculation is based on the Black-Scholes Option Valuation Model, a widely recognized method of valuing options.  The following underlying assumptions were used to derive the present value of these options:  expected volatility of Acxiom's common stock of 27%, based upon the actual monthly volatility as represented by the standard deviation in the stock price variance for the two years prior to the grant date; a risk-free rate of return of 4.03%, based on the yield of the two-year U.S. treasury notes as of the grant date; and exercise of the option ten years after the grant date.  The actual value, if any, the named individuals may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised; consequently, there is no assurance the value realized by the named individuals will be at or near the value estimated by the
         Black-Scholes Option Valuation Model.

Option Exercises and Fiscal Year End Option Values

         This table shows stock options exercised by the named executives during the fiscal year ended March 31,
2005, and the number and value of the options they held at fiscal year end.

                                                            Number of
                                                            Securities                    Value of
                                                            Underlying                   Unexercised
                                                           Unexercised                  In-the-Money
                                                             Options                       Options
                            Shares         Value        at Fiscal Year-End           at Fiscal Year-End
                          Acquired on    Realized              (#)                           ($)
       Name              Exercise (#)       ($)     Exercisable Unexercisable     Exercisable Unexercisable
-------------------------------------------------------------------------------------------------------------

Charles D. Morgan         100,026     $1,066,828      752,073        0            $1,144,771           $0
Rodger S. Kline                 0              0      562,837        0             1,327,366            0
James T. Womble            14,244        250,338      481,838        0             1,115,120            0
L. Lee Hodges              50,000        551,766      329,356        0               349,120            0
C. Alex Dietz                   0              0      397,362        0               992,139            0

                                                                20

Equity Compensation Plan Information

           The following table contains information about our common stock which may be issued upon the exercise of options under our existing equity compensation plans, as well as pursuant to outstanding warrants, as of March
31, 2005:

                                                                                               (c)
                                              (a)                                     Number of securities
                                      Number of securities            (b)             available for future
                                       to be issued upon       Weighted-average       issuance under equity
                                          exercise of          exercise price of       compensation plans
                                      outstanding options,   outstanding options,     (excluding securities
             Plan category            warrants and rights     warrants and rights   reflected in column (a))
---------------------------------------------------------------------------------------------------------------

     Equity compensation plans           17,447,047(1)              $19.01                   894,513
     approved by stockholders

     Equity compensation plans not          368,290(2)              $21.09                     N/A
     approved by stockholders

     Total                                17,815,337                $19.05                   894,513

     (1) This figure represents stock options issued under approved stock option plans, 1,499,194 of which options were assumed in connection with our acquisitions of May & Speh, Inc., DataQuick
         Information Systems and ProCD, Inc. in 1998, 1996 and 1995, respectively.

     (2) These warrants were issued pursuant to a 1999 data management outsourcing agreement between Acxiom and
         Allstate Insurance Company, one of our clients, in connection with annual incremental net revenue increases under the agreement.

Compensation of Directors

         Each year, the Corporate Governance Committee establishes the compensation to be paid to the Board of
Directors.  Outside directors' compensation currently consists of a $55,000 annual retainer plus $2,000 for each board meeting and $1,000 for each committee meeting attended.  The Audit Committee Chairman receives an additional $6,000 per quarter for his services as chairman.  Directors may elect to receive their retainer and their quarterly meeting fees in shares of Acxiom stock, cash or a combination of each.  Fees for special meetings are payable in cash.  Outside board members are reimbursed for expenses reasonably incurred in connection with their service on the board.  Directors who are members of management do not receive any additional compensation for their service on the board.

Compensation Committee Interlocks and Insider Participation

         The members of the Compensation Committee are Mr. Dillard, Dr. Good, Mr. Henderson and Mr. Patterson.
No compensation committee interlocks exist with respect to the board's Compensation Committee, nor do any present or past officers of Acxiom serve on the Compensation Committee.

Change in Control Arrangements / Agreements with Management

         The Board of Directors has approved the execution of Executive Security Agreements between Acxiom and certain of its key associates, including the named executive officers listed in the compensation tables above.
Payments under these agreements will be triggered if an associate is terminated (other than for cause) within the three-year period following a change of control, or if he or she resigns for good reason, e.g., a demotion, reduction in salary, relocation, significant change in responsibilities, etc.  The amount payable to an individual is 2.99 times annual compensation if terminated in the first year after a change of control; two times annual compensation if terminated in the second year after a change of control; or one times annual compensation if terminated in the third year after a change of control.

                                                                21

                                       REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors makes decisions on the compensation of Acxiom's
Company Leadership Team.  The Compensation Committee is composed solely of independent directors.  Set forth below is a report submitted by Mr. Dillard, Dr. Good, Mr. Henderson and Mr. Patterson, in their capacity as members of the Board's Compensation Committee, addressing the compensation policies for Acxiom's Company
Leadership Team, for the individuals named in the tables above, and for Mr. Morgan.

Compensation Policies

         Compensation for Acxiom's Company Leadership Team is based upon principles designed to align leadership compensation with business strategy, Acxiom values and management initiatives.  The plan is designed to:

                o  align the leaders' interests with the stockholders' and investors' interests,
                o  motivate the leaders to achieve the highest level of performance,
                o  retain key leaders by linking executive compensation to Acxiom performance, and
                o  attract the best candidates through competitive, market-based plans.

         The resulting compensation strategy is targeted to provide an overall level of compensation opportunity that is competitive within the markets in which Acxiom competes, as well as within a broader group of companies of comparable size and complexity.  Actual compensation levels may eventually be greater than or less than the average competitive market levels, based upon the achievement of Acxiom, as well as upon individual performance.
The Compensation Committee uses its discretion to set the parameters of the leadership compensation plan when external, internal and/or individual circumstances warrant it.

Components of Compensation

         Compensation paid to the members of the Company Leadership Team in the last fiscal year, the separate elements of which are discussed below, consisted of the following:  base pay, cash incentive pay, and long-term incentive compensation ("LTI") granted under Acxiom's stock option plans.

         Base Pay - Base salaries for Acxiom's Company Leadership Team were largely determined through market comparisons.  Actual salaries were based on individual performance contributions and the use of market surveys for comparable companies and positions.

         Cash Incentive Pay - In the past fiscal year, Acxiom's Leadership Compensation Plan provided Company
Leadership Team members with the opportunity to receive quarterly and annual cash incentive payments (calculated as a percentage of each member's base pay.)  The amount of total targeted cash incentive was determined through market surveys of comparable companies and positions.  In the past fiscal year, total targeted cash incentive pay ranged from 55 - 100% of base pay, depending on position.  For fiscal 2005, partial attainment payments were made after the first and second quarters, constituting 30% of the total annual opportunity.

         Long-Term Incentive Compensation -  Long-Term Incentive ("LTI") compensation for the past fiscal year was composed of awards of non-statutory stock options to recently appointed Company Leadership Team members.
Other Company Leadership Team members received no LTI awards in the past fiscal year due to the fact that they had previously received a three-year grant of LTI options in 2002.  (Company Leadership Team members were granted the equivalent of three years' worth of non-statutory stock options in 1993, 1996, 1999 and 2002.)  Company
Leadership Team members appointed after August 2002 have received one-year grants.

         Under the Committee's guidelines which were in effect during the fiscal year ending March 31, 2003, the terms of LTI non-statutory options were 15 years, vesting occurred over six years, and the exercise prices were:
one-half at the fair market value on the date of grant, one-fourth at a 25% premium over market, and one-fourth at a 50% premium over market.  When the Committee first began granting premium priced options in 1993, the options had vesting periods of nine years and were granted one-fourth at fair market value, one-fourth at a 50%
premium over market, and one-half at a 100% premium over market.  In 1997 the Committee changed the percentages so that one-half of all LTI grants were made at market, with one-fourth being made at a 50% premium over market, and one-fourth at a 100% premium over market.  In 1999 the Committee changed the premium levels so that one-half of the LTI grants were made at market, with one-fourth being made at a 25% premium over market, and one-fourth at a 50% premium over market.  The LTI vesting period for options granted from 1999 through the present was changed from nine to six years, with 20% of the options becoming vested on each of the second through the sixth anniversaries.

                                                                22

         In May 2003, the Compensation Committee amended its stock option guidelines to be more in line with then current practices among other companies in the information technology industry.  Terms of non-statutory options were capped at 12 instead of 15 years, and all options were granted at the fair market value of the stock on the date of grant, instead of having half of the options being priced at above-market values.  Vesting remained on a six-year schedule, with 20% of the options becoming vested on each of the second through sixth anniversaries of the grant date.  As noted above, in previous fiscal years, multi-year grants were made to Company Leadership Team members; however, beginning in fiscal year 2004, only annual grants have been made.

         On March 24, 2005, the Acxiom Board of Directors voted to accelerate the vesting of all outstanding stock options except for those held by the outside directors.  This decision was made in anticipation of the
Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 123 (Revised 2004),
Share-Based Payment ("SFAS 123R").  SFAS 123R, originally expected to become effective for Acxiom by July 1,
2005, will require that compensation cost related to stock options be recognized in a company's financial statements.  Currently, the Company accounts for its stock options under the provisions of APB 25, which does not necessarily require the recognition of stock options as a compensation cost in the statement of earnings.
Subsequent to the Board's action in March, the SEC postponed the effective date of SFAS 123R to April 1, 2006.

         The Committee presently intends to use restricted stock and/or restricted stock units or similar awards as the primary LTI compensation vehicle for fiscal year 2006.  These awards will be made under the 2005 Equity
Compensation Plan described above under "Proposal to Approve Equity Compensation Plan."  While some stock options may continue to be granted, the Committee anticipates that options will primarily be utilized for recruiting and retention purposes in FY 2006.  The Committee will continue to take external market and regulatory developments into consideration when determining the Company's LTI practices and may further update its guidelines so as to better align long-term incentive compensation with the Company's business strategies and with stockholder and investor interests.

         Supplemental Executive Retirement Plan - All members of Acxiom's Company Leadership Team are eligible to participate in Acxiom's Supplemental Executive Retirement Plan ("SERP"), which was adopted in fiscal 1996, by contributing up to 100% of their pretax income into the plan.  Acxiom matches at a rate of $.50 on the dollar up to the first 6% of the participants' combined contributions under both the SERP and Acxiom's 401K Retirement
Plan.  The Acxiom match is currently paid in Acxiom common stock.

         Other Compensation Plans -  Acxiom maintains certain broad-based employee benefit plans in which Company
Leadership Team members are permitted to participate on the same terms as non-leadership team associates who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under the plans.

Mr. Morgan's Compensation

         During the past fiscal year (April 1, 2004 - March 31, 2005), Mr. Morgan received $735,000 in base pay,
 $222,000 in cash incentive pay, and $3,367 in imputed earnings for personal use of company aircraft.  His fiscal year 2005 base pay increase of 2.1% was effective August 1, 2004.  For fiscal year 2004 (April 1, 2003 - March
31, 2004), he received $713,333 in base pay and $217,500 in cash incentive pay.  His base pay was increased 1.4%
effective August 1, 2003 and 1.4% effective February 1, 2004.  His total fiscal year 2004 increase of 2.8% was made as part of a company-wide program to implement one-half of all raises in August 2003 and one-half in
February 2004.  In the previous fiscal year (April 1, 2002 - March 31, 2003), Mr. Morgan received $688,844 in base pay and he did not receive any cash incentive pay since the Company's earnings per share targets were not met.

                                                                23

         On August 7, 2002, Mr. Morgan was granted 203,608 long-term incentive stock options as part of his total compensation.  This was a three-year grant, under the terms of the Committee's LTI strategy in place at the time of grant.  Half of the 203,608 options were granted at an exercise price of $16.35, the fair market value on the date of grant, while one-fourth were granted at an exercise price of $20.55 (125% of the fair market value on the date of grant) and the remaining one-fourth were granted at an exercise price of $24.53 (150% of the fair market value on the date of grant).  The actual value, if any, Mr. Morgan may ultimately realize will depend on the
excess of the stock price over the exercise price on the date he exercises the options.   The stock options
granted to Mr. Morgan were intended to further encourage his long-term performance, while aligning his interests with those of Acxiom's other stockholders with regard to the performance of Acxiom's common stock.

Section 162(m), "Limit on Deductibility of Compensation Expense"

         Section 162(m) of the Omnibus Budget Reconciliation Act of 1993 generally prevents public corporations from deducting as a business expense that portion of the compensation paid to the named individuals in the
Summary Compensation Table that exceeds $1,000,000.  However, this deduction limit does not apply to
"performance-based compensation" paid pursuant to plans approved by stockholders.  The Board has administered its compensation plans so as to comply with Section 162(m) and to thereby retain the deductibility of executive compensation, and it is Acxiom's intention to continue to monitor its compensation plans to comply with Section
162(m) in the future.

Submitted by the Compensation Committee:

William T. Dillard II, Chairman
Mary L. Good
William J. Henderson
Stephen M. Patterson

                                           REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors consists of Stephen M. Patterson, Chairman, William T.
Dillard II and Dr. Ann Die Hasselmo, each of whom has been determined by the Board of Directors to qualify as independent under Nasdaq listing standards.  The Audit Committee reviews Acxiom's financial statements and financial reporting processes, and approves our systems of internal accounting and financial controls.  This
Committee is responsible for the annual independent audit of our financial statements and the engagement of the independent auditors, who report directly to the Committee.  In addition, the Committee oversees our internal audit function and various legal compliance programs.  The Committee also has full authority to investigate the financial and business affairs of Acxiom.  Management has the primary responsibility for the financial statements and the mechanics of the reporting process.  Our independent auditor is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.  The Board of
Directors has adopted a written charter for the Audit Committee, and the Committee has satisfied its responsibilities under the charter for the fiscal year ended March 31, 2005.

         The Audit Committee met with management periodically throughout the year to consider the adequacy of
Acxiom's internal controls and the objectivity of its financial reporting.  The Audit Committee discussed these matters with the independent auditors and with the appropriate financial personnel and internal auditors.  The
Audit Committee also discussed with Acxiom's senior management and the independent auditors the process used for certifications by Acxiom's Company Leader and its Chief Finance & Administration Leader required by the SEC for certain filings pursuant to the Sarbanes-Oxley Act of 2002.  The Audit Committee has met privately with the independent auditors and the internal auditors, each of whom has unrestricted access to the Audit Committee.
Among other things, the Committee discussed with the independent auditors and the internal auditors the overall scope and plans for their respective audits.

                                                                24

         The Audit Committee has (1) reviewed and discussed with management and the independent auditors the audited financial statements for the year ended March 31, 2005, as well as any material financial or non-financial arrangements of Acxiom which do not appear on the financial statements; (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 (as amended by Statement on
Auditing Standards No. 90), Communication with Audit Committee; (3) received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence
Discussions with Audit Committees; and (4) discussed with the auditors their independence, and considered whether the provision of non-audit services to Acxiom was compatible with such independence.

         Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended March 31, 2005 be included in our Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Stephen M. Patterson, Chairman
William T. Dillard II
Ann Die Hasselmo

                             FEES BILLED FOR SERVICES RENDERED BY INDEPENDENT AUDITOR

           KPMG LLP was our independent auditor during the past fiscal year and also provided other non-audit related services for us.  For the fiscal years ended March 31, 2005 and March 31, 2004, KPMG LLP billed us in the amounts set forth below:

                                                                       2005                 2004

Audit fees (including quarterly reviews) (1)                       $2,952,271            $ 753,399

Audit-related fees(2)                                                 445,860              643,333

Tax services(3)                                                       342,500              125,272

All other fees(4)                                                           0              101,768

                                                              -----------------    ----------------

                              Total                               $ 3,740,631          $ 1,623,772

(1)      Audit fees relate to professional services rendered in connection with the audit of our annual financial statements, the audit of management's assessment of internal controls over financial reporting, quarterly reviews of financial statements included in our Form 10-Q's and 10-K, and audit services provided in connection with other statutory and regulatory filings.

(2)      Audit-related fees include professional services related to the audit of our financial statements, SAS
         70 reviews of our data centers, acquisition due diligence assistance, reporting on compliance with debt covenants, and audits of employee benefit plans.

(3)      Tax fees include professional services rendered in connection with tax compliance and preparation relating to our tax audits, international tax compliance and tax consulting, and planning services relating to interest computations and international tax changes.  We do not engage KPMG to perform personal tax services for our executive officers.

(4)      All other fees include advisory services performed in connection with the work being done in preparation for compliance with Section 404 of the Sarbanes-Oxley Act.

         The Audit Committee has adopted a policy for the pre-approval of engagements for audit, audit-related and non-audit services by our independent auditor.  The policy requires that the Committee pre-approve all audit services and audit-related services to be performed by the independent auditor.  For non-audit services, the principal financial officer must provide a written explanation to the Audit Committee of the scope of the services, the estimated costs, and other pertinent information, and then the Audit Committee or a designated member of the
Committee must pre-approve the proposed engagement.  The requirement for pre-approval of an engagement for non-audit services may be waived only if (i) the aggregate amount of all such non-audit services provided is less than five percent of the total amount paid by the Company to the independent auditor during the fiscal year when the services are provided; (ii) the services were not deemed by management at the time of the engagement to be non-audit services;
and (iii) the services are promptly brought to the attention of the Audit Committee and approved after the fact.  All audit and non-audit services reflected in the table above were pre-approved by the Audit Committee in accordance with the policy.

                                                                25

                                                INDEPENDENT AUDITOR

         The Audit Committee has selected KPMG, LLP to serve as our independent auditor for fiscal 2006.  We anticipate that a representative of KPMG, LLP will be present at the 2005 annual stockholders meeting and will have the opportunity to make a statement at the meeting if he or she desires to do so and to respond to appropriate questions.

                                            RELATED-PARTY TRANSACTIONS

         Under a 1992 data center management agreement between Acxiom and TransUnion LLC, Acxiom (through a subsidiary, Acxiom CDC, Inc.) acquired all of TransUnion's interest in its Chicago data center and agreed to provide TransUnion with various data center management services.  The term of the agreement, which was renegotiated in 2004, expires in 2010.  In addition to the data center management agreement, TransUnion and
Acxiom have entered into other agreements relating to data, software, consulting and other services, and joint marketing of products and services.  In the past fiscal year, we received approximately $96.0 million in revenue from TransUnion and made payments to TransUnion in the amount of approximately $19.4 million pursuant to the various contracts.  For the current year, we anticipate that similar amounts will be received from and paid to
TransUnion.  In connection with both the 1992 agreement and the recently renegotiated data center management agreement, we agreed to use our best efforts to cause one person designated by TransUnion to be elected to our
Board of Directors.  TransUnion designated its CEO and President, Harry C. Gambill, who has served on the Acxiom board since 1992 and is a nominee for election at the 2005 annual stockholders meeting.

         Acxiom paid BMC Media, Inc. ("BMC") approximately $131,000 during the past fiscal year in commissions.
BMC is controlled by F.B. McLarty, the brother of one of Acxiom's board members, Thomas F. (Mack) McLarty, III.
In 2001 and 2002, F.B. McLarty assisted with obtaining new contracts for Acxiom with several customers in the travel and entertainment business.  Other than the obligation to pay commissions to BMC on these contracts, there are no current agreements in place between Acxiom and either of the McLarty's.  Mack McLarty is not a stockholder, director or employee of BMC and receives no personal benefit from the commissions paid to BMC.  The amount to be paid to BMC in the current fiscal year will be determined by the amount of revenue, if any, realized from the previously-acquired customer contracts.

         We have contracts with the University of Arkansas at Little Rock (UALR) pursuant to which we provide funding for research projects done by UALR personnel.  We also make charitable contributions to UALR.  Dr. Mary
Good, who is a director, is employed by UALR as its Dean of the College of Information Science and Systems
Engineering.  She is not personally the recipient of any Acxiom funding.  The total amount paid to UALR in the past fiscal year was approximately $226,000, which is less than half of 1% of UALR's total annual revenues.  We expect to pay a similar amount to UALR in the current fiscal year.

         We have several reseller agreements in place with Cognitive Data, Inc. ("CDI").  CDI's president and majority shareholder is the son-in-law of Company Leader Charles Morgan.  The agreements allow CDI to resell our products for standard commissions and reseller discounts.  During the past fiscal year, CDI paid approximately
$812,000 to Acxiom under the various agreements.  We expect to receive approximately $600,000 from CDI in the current fiscal year.

                                                                26

         Acxiom is a corporate sponsor of a celebrity race truck in the NASCAR Craftsman Truck Series.  In the past fiscal year, the amount of the sponsorship was $975,000, and in the current year the amount to be paid is
$625,000.  Per the sponsorship agreement, the Acxiom brand is displayed on the sponsored race vehicles, drivers'
uniforms, transporter vehicles, press kits, and NASCAR collectibles offered to the public, and hospitality services are made available for Acxiom customers at race events.  The sponsorship agreement is with Morgan-Dollar
Motorsports, LLC ("MDM"), 51% of which was owned by RM Promotions, LLC ("RMP") until December 2004.  Rob Morgan, the son of Charles Morgan, was the majority owner and an employee of RMP until January 2004.  At the present time, neither Charles Morgan nor Rob Morgan has any direct or indirect ownership interest in MDM.  MDM is currently indebted to RMP in the amount of $1.04 million, payable by December 31, 2006.  In addition, Rob Morgan has guaranteed a promissory note owed by MDM to a bank in the current principal amount of $300,000.  MDM was previously indebted to Charles Morgan in the amount of $470,000.  Mr. Morgan forgave that debt in the past fiscal year in exchange for an agreement by MDM to pay Mr. Morgan commissions in the amount of 5% of any new sponsorships (excluding the Acxiom sponsorship) acquired by MDM in 2005 and 2006.  To date, no commissions have been paid.

         Acxiom leases an aircraft from MorAir, Inc., a corporation owned by Charles Morgan.  The average monthly payment made in the past fiscal year was approximately $75,000, which includes the lease payments, maintenance and insurance.  Total payments under the lease are expected to remain the same in the current fiscal year.  The term of the lease expires in August 2006.

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires Acxiom's executive officers, directors, and the owners of more than 10 percent of our stock to file reports of ownership and changes in ownership with the SEC.  These reports are also filed with the National Association of Securities Dealers, Inc.  A copy of each report is furnished to Acxiom.  SEC regulations require us to identify anyone who has failed to timely file his or her Section 16(a) reports.  Based solely on our review of reports furnished to us and the written representations that no other reports were required during the fiscal year ended March 31, 2005, we believe that all Section 16(a) filing requirements were met during the last fiscal year.

                                               STOCKHOLDER PROPOSALS

         Stockholders who intend to present proposals at the 2006 annual meeting, and who wish to have those proposals included in Acxiom's Proxy Statement for the 2006 annual meeting, must ensure that those proposals are received by the Corporate Secretary at 1 Information Way, Little Rock, Arkansas 72202 on or before February 24,
2006.  Such proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the Proxy Statement for Acxiom's 2006 annual meeting.

         In addition, under Acxiom's bylaws, stockholders who intend to submit a proposal regarding a director nomination or other matter of business at the 2006 annual meeting, and who do not intend to have such proposal included in the Company's proxy statement and form of proxy relating to the 2006 meeting pursuant to SEC regulations, must ensure that notice of any such proposal (including certain additional information specified in
Acxiom's bylaws) is received by the Corporate Secretary at the address specified above on or before April 5,
2006.  Such proposals, and the additional information specified by the bylaws, must be submitted within this time period in order to be considered at the 2006 annual meeting.

                                             EXPENSES OF SOLICITATION

         Acxiom will bear the expense of preparing and mailing the proxy.  Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward the solicitation materials to our stockholders, and we will provide reimbursement for reasonable out-of-pocket expenses incurred by these third parties.  We have retained The Proxy Advisory Group of Strategic Stock Surveillance, LLC to assist in the solicitation of proxies for fees which are expected not to exceed $20,000.

                                                                27

                                          HOUSEHOLDING OF PROXY MATERIALS

         If you and others who share your mailing address own any stock held in street name (i.e., stock held in a brokerage account), you may have received a notice that your household will receive only one annual report and proxy statement from each company whose stock is held in these accounts.  This practice, known as "householding,"
is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of this Proxy Statement and the 2005 Annual Report have been sent to your address.  Each stockholder will continue to receive a separate voting instruction form.

         If you would like to receive an extra copy of the 2005 Annual Report or this Proxy Statement, we will send a copy to you by mail upon request to Catherine L. Hughes, Secretary, Acxiom Corporation, 1 Information Way,
Little Rock, Arkansas  72202, or by calling 1-501-342-1336.  Each document is also available in digital form for download or review in the "Investor Relations" section of our website at www.acxiom.com.

         If you would like to revoke your consent to householding and in the future receive your own set of proxy materials, or if your household is currently receiving multiple copies of the proxy materials and you would like in the future to receive only a single set of proxy materials at your address, please contact the Householding
Department by mail at 51 Mercedes Way, Edgewood, NY 11717, or call 1-800-542-1061, and provide your name, the name of each of your brokerage firms or banks where your shares are held, and your account numbers. The revocation of a consent to householding will be effective 30 days following its receipt.  You may also have an opportunity to opt in or opt out of householding by following the instructions on your voting instruction form or by contacting your bank or broker.

                                                   OTHER MATTERS

         The board does not intend to present any items of business other than those listed in the Notice of
Annual Meeting of Stockholders above.  If other matters are properly brought before the meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with their best judgment.
Discretionary authority to vote on other matters is included in the Proxy.  The materials referred to in this proxy statement under the captions "Report of the Compensation Committee," "Report of Audit Committee," and
"Stock Performance Graph" shall not be deemed soliciting material or otherwise deemed filed and shall not be deemed to be incorporated by any general statement of incorporation reference in any filings made under the
Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                                                       By Order of the Board of Directors

                                                             /s/ Catherine L. Hughes

                                                                Catherine L. Hughes
                                                                     Secretary

Little Rock, Arkansas
June 24, 2005

                                                                28

                                                    APPENDIX A

                                           2005 EQUITY COMPENSATION PLAN
                                                        OF
                                                ACXIOM CORPORATION

        1.       Establishment and Purpose.  This 2005 Equity Compensation Plan of Acxiom Corporation (the "Plan") was
  established under the name of the 2000 Associate Stock Option Plan of Acxiom Corporation (the "2000 Plan").  The
  2000 Plan has been amended from time to time and hereby is amended, restated, and renamed as set forth herein, effective August 3, 2005, subject to the approval of Acxiom Corporation ("Company") shareholders.  The purpose of the Plan is to further the growth and development of the Company and any of its present or future
  Subsidiaries and Affiliated Companies (as defined below) by allowing certain Associates (as defined below) to acquire or increase equity ownership in the Company, thereby offering such Associates a proprietary interest in the Company's business and a more direct stake in its continuing welfare, and aligning their interests with those of the Company's shareholders.  The Plan is also intended to assist the Company in attracting and retaining talented Associates, who are vital to the continued development and success of the Company.

        2.       Definitions.  The following capitalized terms, when used in the Plan, have the following meanings:

                  (a)      "Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time.

                  (b)      "Affiliated Company" means any corporation, limited liability company, partnership, limited liability partnership, joint venture or other entity in which the Company or any of its Subsidiaries has an ownership interest.

                  (c)      "Associate" means any employee, officer (whether or not also a director), director, affiliate, independent contractor or consultant of the Company, a Subsidiary or an Affiliated Company who
                  renders those types of services which tend to contribute to the success of the Company, its
                  Subsidiaries or its Affiliated Companies, or which may reasonably be anticipated to contribute to the future success of the Company, its Subsidiaries or its Affiliated Companies.

                  (d)      "Award" means the grant, pursuant to the Plan, of any Option, Stock Appreciation
                  Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Awards, Performance
                  Share, Performance Unit, Qualified Performance-Based Award, or Other Stock Unit Award.  The
                  terms and conditions applicable to an Award shall be set forth in applicable Grant Documents.

                  (e)      "Award Agreement" means any written or electronic agreement, contract, or other document or instrument evidencing any Award granted by the Committee or the Board hereunder, which may, but need not, be executed or acknowledged by both the Company and the Participant.

                  (f)      "Board" means the Board of Directors of the Company.

                  (g)      "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time.

                  (h)      "Common Stock" means the common stock, par value $.10 per share, of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type described in Section 15 of the Plan.

                  (i)      "Committee" means the Compensation Committee of the Board (as well as any successor to the Compensation Committee and any Company officers to whom authority has been lawfully delegated by the Compensation Committee).  All of the members of the Committee, which may not be less than two, are intended at all times to qualify as "outside directors" within the meaning of Section 162(m) of the Code and "Non-Employee Directors" within the meaning of Rule
                  16b-3, and each of whom is "independent" as set forth in the applicable rules and regulations of the Securities and Exchange Commission and/or Nasdaq or any stock exchange upon which the
                  Shares may be listed in the future; provided, however, that the failure of a member of such
                  Committee to so qualify shall not be deemed to invalidate any Award granted by such Committee.

                                                                A-1

                  (j)      "Covered  Associate"  shall mean a  "covered  employee"  within  the  meaning of Section
                  162(m)(3) of the Code, or any successor provision thereto.

                  (k)      "Date of Grant" means the date specified by the Committee or the Board, as applicable, on which a grant of an Award will become effective.

                  (l)      "Exercise Period" means the period during which an Option shall vest and become exercisable by a Participant (or his or her representatives or transferees) as specified in
                  Section 6(c) below.

                  (m)      "Exercise Price" means the purchase price per share payable upon exercise of an
                  Option.

                  (n)      "Fair Market Value" means, as of any applicable determination date or for any applicable determination period, the closing price of the Company's Common Stock as reported by
                  Nasdaq (or any other stock exchange upon which the Common Stock may be listed for trading).

                  (o)      "Grant Documents" means any written or electronic Award Agreement, memorandum, notice, and/or other document or instrument evidencing the terms and conditions of the grant of an
                  Award by the Committee or the Board under the Plan, which may, but need not, be executed or acknowledged by both the Company and the Participant.

                  (p)      "Incentive Stock Option" means an Option intended to be and designated as an
                  "Incentive Stock Option" within the meaning of Section 422 of the Code.

                  (q)      "Legal Requirements" means any laws, or any rules or regulations issued or promulgated by the Internal Revenue Service (including Section 422 of the Code), the Securities and
                  Exchange Commission, the National Association of Securities Dealers, Inc., Nasdaq (or any other stock exchange upon which the Common Stock may be listed for trading), or any other governmental or quasi-governmental agency having jurisdiction over the Company, the Common
                  Stock, or the Plan.

                  (r)      "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option.

                  (s)      "Option" means an option granted to a Participant pursuant to the Plan to acquire a certain number of Shares at such price(s) and during such period(s) and under such other terms and conditions as the Committee or Board shall determine from time to time.

                  (t)      "Other Stock Unit Award" means any right granted to a Participant by the Committee or
                  Board pursuant to Section 10 hereof.

                  (u)      "Participant" means an Associate who is selected by the Committee or the Board to receive an Award under the Plan.

                  (v)      "Performance Award" means any Award of Performance Shares or Performance Units pursuant to Section 9 hereof.

                  (w)      "Performance Goals" means the pre-established objective performance goals established by the Committee for each Performance Period.  The Performance Goals may be based upon the performance of the Company (or a division, organization or other business unit thereof), a
                  Subsidiary, an Affiliated Company, or of an individual Participant, using one or more of the

                                                                A-2

                  Performance Measures selected by the Committee in its discretion.  Performance Goals may be set at a specific level, or may be expressed as a relative percentage to the comparable measure at comparison companies or a defined index.  Performance Goals shall, to the extent applicable, be based upon generally accepted accounting principles, but shall be adjusted by the Committee to take into account the effect of the following:  changes in accounting standards that may be required by the Financial Accounting Standards Board after the Performance Goal is established;
                  realized investment gains and losses; extraordinary, unusual, non-recurring, or infrequent items; "non-gaap financial measures" that have been included in Acxiom's quarterly earnings releases and disclosed to investors in accordance with SEC regulations; and other items as the
                  Committee determines to be required so that the operating results of the Company (or a division, organization or other business unit thereof), a Subsidiary or an Affiliated Company shall be computed on a comparative basis from Performance Period to Performance Period.
                  Determinations made by the Committee shall be based on relevant objective information and/or financial data, and shall be final and conclusive with respect to all affected parties.

                  (x)      "Performance Measures" means one or more of the following criteria, on which
                  Performance Goals may be based:  (a) earnings (either in the aggregate or on a per-Share basis, reflecting dilution of Shares as the Committee deems appropriate and, if the Committee so determines, net of or including dividends) before or after interest and taxes ("EBIT") or before or after interest, taxes, depreciation, and amortization ("EBITDA"); (b) gross or net revenue or changes in annual revenues; (c) cash flow(s) (including operating, free or net cash flows); (d) financial return ratios; (e) total stockholder return, stockholder return based on growth measures or the attainment by the Shares of a specified value for a specified period of time, (f) Share price, or Share price appreciation; (g) earnings growth or growth in earnings per Share; (h) return measures, including return or net return on assets, net assets, equity, capital, investment, or gross sales; (i) adjusted pre-tax margin; (j) pre-tax profits; (k)
                  operating margins; (l) operating profits; (m) operating expenses; (n) dividends; (o) net income or net operating income; (p) growth in operating earnings or growth in earnings per Share;
                  (q) value of assets; (r) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (s) aggregate product price and other product measures; (t) expense or cost levels, in each case, where applicable, determined either on a company-wide basis or in respect of any one or more specified divisions; (u)
                  reduction of losses, loss ratios or expense ratios; (v) reduction in fixed costs; (w) operating cost management; (x) cost of capital; (y) debt reduction; (z) productivity improvements;
                  (aa) satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures; (bb) customer satisfaction based on specified objective goals or a
                  Company-sponsored customer survey; or (cc) Associate diversity goals.

                  Performance Measures may be applied on a pre-tax or post-tax basis, and may be based upon the performance of the Company (or a division, organization or other business unit thereof), a
                  Subsidiary, an Affiliated Company, or of an individual Participant.  The Committee may, at time of grant, in the case of an Award intended to be a Qualified Performance-Based Award, and in the case of other grants, at any time, provide that the Performance Goals for such Award may include or exclude items to measure specific objectives, such as losses from discontinued
                  operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts, and any unusual nonrecurring gain or loss.

                  (y)      "Performance Period" means that period established by the Committee or the Board at the time any Award is granted or at any time thereafter during which any performance goals specified by the Committee or the Board with respect to such Award are to be measured.

                  (z)      "Performance Share" means any grant pursuant to Section 9 hereof of a right to receive the value of a Share, or a portion or multiple thereof, which value may be paid to the
                  Participant by delivery of such property as the Committee or Board shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee or the Board shall establish at the time of such grant or thereafter.

                                                                A-3

                  (aa)     "Performance Unit" means any grant pursuant to Section 9 hereof of a right to receive the value of property other than a Share, or a portion or multiple thereof, which value may be paid to the Participant by delivery of such property as the Committee or Board shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such Performance Goals during the Performance Period as the Committee or the Board shall establish at the time of such grant or thereafter.

                  (bb)     "Qualified Performance-Based Award" means an Award to a Covered Associate who is a salaried employee of the Company or to an Associate that the Committee determines may be a
                  Covered Associate at the time the Company would be entitled to a deduction for such Award, which Award is intended to provide "qualified performance-based compensation" within the meaning of Code Section 162(m).

                  (cc)     "Restricted Stock" means any Share issued with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee or the Board, in their sole discretion, may impose (including, without limitation, any forfeiture condition or any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee or the Board may deem appropriate.

                  (dd)     "Restricted Stock Award" means an award of Restricted Stock or Restricted Stock Units under Section 8 hereof.

                  (ee)     "Restricted Stock Unit" means a right awarded to a Participant that, subject to
                  Section 8(c), may result in the Participant's ownership of Shares upon, but not before, the lapse of restrictions related thereto.

                  (ff)     "Restriction Period" means the period of time specified by the Committee or Board pursuant to Sections 8 and 10 below.

                  (gg)     "Rule 16b-3" means Rule 16b-3 under Section 16 of the Act, as such Rule may be in effect from time to time.

                  (hh)     "Shares" means the shares of  Common Stock of the Company, $.10 par value.

                  (ii)     "Stock Appreciation Right" means the right pursuant to an Award granted under Section
                  7 of the Plan, to surrender to the Company all (or a portion) of such right and, if applicable, a related Option, and receive cash or shares of Common Stock in accordance with the provisions of Section 7.

                  (jj)     "Strike Price" shall have the meaning set forth for such term in Section 7(b) of the
                  Plan.

                  (kk)     "Subsidiary" means any corporation, limited liability company, partnership, limited liability partnership, joint venture or other entity in which the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power or equity interests represented by all classes of stock, membership or other interests issued by such corporation, limited liability company, partnership, limited liability partnership, joint venture or other entity.

                  (ll)     "Substitute  Awards"  shall  mean  Awards  granted  or Shares  issued by the  Company in assumption of, or in  substitution or exchange for, awards  previously  granted,  or the right or obligation  to make  future  awards,  by a company  acquired  by the  Company  or with  which the
                  Company combines.

                                                                A-4

        3.       Administration.  The Plan shall be administered by the Committee and the Board.  Except as otherwise provided herein, each of the Committee or the Board has the full authority and discretion to administer the Plan, and to take any action that is necessary or advisable in connection with the administration of the Plan including, without limitation, the authority and discretion to:

                  (a)       select the Associates eligible to become Participants under the Plan;

                  (b)       determine whether and to what extent Awards are to be granted;

                  (c)       determine the number of Shares to be covered by each grant;

                  (d)       determine the terms and conditions, not inconsistent with the terms of the Plan, of any grant hereunder
                  (including, but not limited to, the term of the Award, the Exercise Price or Strike Price and any restriction, limitation, procedure, or deferral related thereto, provisions relating to the effect upon the Award of a Participant's cessation of employment, acceleration of vesting, forfeiture provisions regarding an Award and/or the profits received by any Participant from receiving an Award of exercising an Option or Stock Appreciation Right, and any other terms and conditions regarding any Award, based in each case upon such guidelines and factors as the
                  Committee or Board shall determine from time to time in their sole discretion);

                  (e)       determine whether, to what extent and under what circumstances grants under the Plan are to be made and operate, whether on a tandem basis or otherwise, with other grants or awards (whether equity or cash based) made by the Company under or outside of the Plan; and

                  (f)       delegate to one or more  officers of the Company the right to grant Awards under the Plan,  provided that such delegation is made in accordance with the provisions of applicable state and federal laws.

         Each of the Committee and the Board shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award granted under thereunder (and any Grant Documents relating thereto); and
to otherwise supervise the administration of the Plan.

         Each of the Committee and the Board shall also have the authority to provide, in their discretion, for the rescission, forfeiture, cancellation or other restriction of any Award granted under the Plan, or for the forfeiture, rescission or repayment to the Company by a Participant or former Participant of any profits or gains related to any Award granted hereunder, or other limitations, upon the occurrence of such prescribed events and under such circumstances as the Committee or the Board shall deem necessary and reasonable for the benefit of the
Company; provided, however, that this provision shall have no application after a Change of Control (as defined below in Section 11) has occurred.

         All decisions made by the Committee and the Board pursuant to the provisions of the Plan shall be made in the Committee's or Board's sole discretion and shall be final and binding on all persons including the Company and any Participant.  No member of the Committee or Board will be liable for any such action or determination made in good faith.

         Notwithstanding any provision of the Plan to the contrary, the Committee shall have the exclusive authority and discretion to award, administer or otherwise take any action required or permitted to be taken with respect to Qualified Performance-Based Awards or under any provisions of the Plan with respect to Awards that are intended to comply with the requirements of Section 162(m) of the Code.

        4.       Shares Subject to the Plan.

                (a)  The total number of Shares which may be issued pursuant to the Plan shall not exceed the number of previously authorized remaining Shares under the 2000 Plan (not subject to outstanding Awards and not delivered out of Shares reserved thereunder) as of the date of shareholder approval of the
         Plan.  Such Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares, as determined in the discretion of the Committee or the Board.

                                                                A-5

                (b)  If any Award made under the 2000 Plan or the Plan is forfeited, any Option (and the related Stock
         Appreciation Right, if any), or any Stock Appreciation Right not related to an Option terminates, expires or lapses without being exercised, or any Stock Appreciation Right is exercised for cash, the
         Shares subject to such Awards that are, as a result, not delivered to the Participant shall again be available for delivery in connection with Awards.  If a Stock Appreciation Right is exercised, only the number of Shares issued will be deemed delivered for purposes of determining the maximum number of
         Shares available for delivery under the Plan.  If the Exercise Price of any Option is satisfied by delivering Shares to the Company (by either actual delivery or by attestation), only the number of
         Shares issued net of the Shares delivered or attested to shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery pursuant to Awards under the Plan.  To the extent any Shares subject to an Award are not delivered to a Participant because such Shares are used to satisfy an applicable tax withholding obligation, such Shares shall again be available for delivery in connection with Awards; provided, further, that only Shares that are used to satisfy an applicable tax withholding obligation upon exercise of an Option shall again be available for delivery pursuant to Incentive Options.

                (c)  Shares available for issuance or reissuance under the Plan will be subject to adjustment as provided in Section 15 below.

        5.       Eligible Participants.  All Associates shall be eligible to receive Awards and thereby become
Participants in the Plan, regardless of such Associate's prior participation in the Plan or any other benefit plan of the Company, provided that (1) only Associates who are employees of the Company or a Subsidiary may receive Incentive Stock Options; and (2) for any Performance Period for which Awards are intended to be Qualified
Performance-Based Awards to eligible classes of Associates as set forth in Section 13, the Committee shall designate the Associates eligible to be granted Awards no later than the 90th day after the start of the fiscal year (or in the case of a Performance Period based upon a time period other than a fiscal year, no later than the date 25% of the Performance Period has elapsed).  No executive officer named in the Summary Compensation Table of the Company's then current Proxy Statement shall be eligible to receive in excess of 200,000 Options or Stock
Appreciation Rights in any one-year period.

        6.       Options.

                  (a)      Grant of Options.  The  Committee,  the Board or their lawful  designees  may from time to time  authorize Grants of Options to any  Participant  upon such terms and  conditions  as the Committee or Board may  determine  in  accordance  with the  provisions  set  forth in the  Plan.  Each  grant  will specify,  among other things, the number of Shares to which it pertains;  the Exercise Price, the form of payment to be made by the  Participant  for the shares  purchased  upon  exercise  of any
                  Option;  the required period or periods (if any) of continuous  service by the  Participant  with the Company,  a Subsidiary or an Affiliated  Company and/or any other  conditions to be satisfied before the Options or  installments  thereof will vest and become  exercisable.  Options  granted under the Plan may be either Non-Qualified Options or Incentive Stock Options.

                           Notwithstanding any provision of the Plan to the contrary, the aggregate Fair Market
                  Value (as determined on the Date of Grant) of the Common Stock with respect to which Incentive
                  Stock Options granted are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed the maximum amount specified by Section 422 of the Code, as amended from time to time (currently $100,000).

                           Each Option granted under this Plan will be evidenced by Grant Documents delivered to the Participant containing such further terms and provisions, not inconsistent with the Plan, as the Committee or Board may approve in their discretion.

                                                                A-6

                  (b)      Exercise Price.

                        (i)       The Exercise Price for each share of Common Stock purchasable under any Option shall be not less than 100% of the Fair Market Value per share on the Date of Grant as the Committee or Board shall specify.  All such Exercise Prices shall be subject to adjustment as provided for in Section 15 hereof.

                        (ii)      If any Participant to whom an Incentive Stock Option is to be granted under the Plan is on the Date of Grant the owner of stock (as determined under Section
                           425(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any one of its Subsidiaries or Affiliated
                           Companies, then the Exercise Price per share of Common Stock subject to such Incentive
                           Stock Option shall not be less than 110% of the Fair Market Value of one share of
                           Common Stock on the Date of Grant.

                  (c)      Exercise Period.  Subject to Section 11 hereof, the period during which an Option shall vest and become exercisable by a Participant (or his or her representative(s) or transferee(s)) whether during or after employment or following death, retirement or disability (the "Exercise Period") shall be such period of time as may be designated by the Committee or the Board as set forth in the Committee's or Board's applicable rules, guidelines and practices governing the Plan and/or in the Grant Documents executed in connection with such Option.  If the Committee or Board provides, in their sole discretion, that any Option is exercisable only in installments, the Committee or
                 Board may waive or accelerate such installment exercise provisions at any time at or after grant in whole or in part, based upon such factors as the Committee or Board shall determine, in their sole discretion.

                         The maximum duration of any Incentive Stock Option granted under the Plan shall be ten (10) years from the Date of Grant (and no such Incentive Stock Option shall be exercisable after the expiration of such (10) year period), unless the
                 Incentive Stock Option is granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the
                 Company, in which case the term may not exceed five (5) years from the Date of Grant.
                 The duration of Non-Qualified Stock Options shall be for such period as determined by the Committee or Board in its sole discretion, not to exceed twelve years.

                  (d)       Exercise of Option.  Subject to Section 11 hereof, an Option may be exercised by a
                  Participant at any time and from time to time during the Exercise Period by giving written notice of such exercise to the Company specifying the number of shares of Common Stock to be purchased by the Participant.  Such notice shall be accompanied by payment of the Exercise
                  Price in accordance with subsection (e) below.

                  (e)      Payment for Shares.  Full payment of the Exercise Price for the Shares purchased upon exercise of an Option, together with the amount of any tax or excise due in respect of the sale and issue thereof, may be made in one of the following forms of payment:

                           (i)      Cash, by check or electronic funds transfer;

                           (ii)     Pursuant to procedures approved by the Company, through the sale (or margin)
                           of Shares acquired upon exercise of the Option through a broker-dealer to whom the
                           Participant has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale (or if applicable margin loan) proceeds sufficient to pay for the Exercise Price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by reason of such exercise;

                                                                A-7

                           (iii)    By delivering previously-owned shares of Common Stock owned by the Participant for a period of at least six months having a Fair Market Value on the date upon which the Participant exercises his or her Option equal to the Exercise Price, or by delivering a combination of cash and shares of Common Stock equal to the aggregate
                           Exercise Price;

                           (iv)     By authorizing the Company to withhold a number of shares of Common Stock otherwise issuable to the Participant upon exercise of an Option having an aggregate
                           Fair Market Value on the date upon which the Participant exercises his or her Option equal to the aggregate Exercise Price; or

                           (v)      By any combination of the foregoing.

                           Provided, however, that the payment methods described in clause (iv) immediately above shall not be available to a Participant without the prior consent of either the Committee or its authorized designee(s), or if at any time the Company is prohibited from purchasing or acquiring Shares under applicable law.  The Committee or the Board may permit a Participant to exercise an Option and defer the issuance of any Shares, subject to such rules and procedures as the Committee or Board may establish.

                           The Company will issue no certificates for Shares until full payment of the Exercise
                  Price has been made, and a Participant shall have none of the rights of a shareholder until certificates for the Shares purchased are issued; provided however, that for purposes of this
                  Section 6, full payment shall be deemed to have been received by the Company upon evidence of delivery to a broker-dealer of the irrevocable instructions contemplated by clause (ii)
                  immediately above.

                  (f)       Withholding Taxes.  The Company may require a Participant exercising a Non-Qualified
                  Stock Option or Stock Appreciation Right granted hereunder to reimburse the Company (or the entity which employs the Participant) for taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance of the Shares.  Such withholding requirements may be satisfied by any one of the following methods:

                           (i)      A Participant may deliver cash in an amount which would satisfy the withholding requirement;

                           (ii)     A Participant may deliver previously-owned Shares (based upon the Fair Market
                           Value of the Common Stock on the date of exercise) in an amount which would satisfy the withholding requirement; or

                           (iii)    With the prior consent of either the Committee or the Board, or its authorized designees, a Participant may request that the Company (or the entity which employs the
                           Participant) withhold from the number of Shares otherwise issuable to the Participant upon exercise of an Option such number of Shares (based upon the Fair Market Value of the Common Stock on the date of exercise) as is necessary to satisfy the withholding requirement.

                  (g)       Conditions to Exercise of Options.  The Committee or the Board may, in their discretion, require as conditions to the exercise of Options or Stock Appreciation Rights and the issuance of shares thereunder either (a) that a registration statement under the Securities
                  Act of 1933, as amended, with respect to the Options or Stock Appreciation Rights and the shares to be issued upon the exercise thereof, containing such current information as is required by the Rules and Regulations under said Act, shall have become, and continue to be, effective; or (b) that the Participant or his or her transferee(s) (i) shall have represented, warranted and agreed, in form and substance satisfactory to the Company, both that he or she is acquiring the Option or Stock Appreciation Right and, at the time of exercising the Option or
                  Stock Appreciation Right, that he or she is acquiring the shares for his/her own account, for investment and not with a view to or in connection with any distribution; (ii) shall have agreed to restrictions on transfer, in form and substance satisfactory to the Company; and
                  (iii) shall have agreed to an endorsement which makes appropriate reference to such representations, warranties, agreements and restrictions both on the option and on the certificate representing the shares.

                                                                A-8

                  (h)       Use of Proceeds.  Proceeds realized from the sale of Common Stock pursuant to  Options granted hereunder shall constitute general funds of the Company.

        7.       Stock Appreciation Rights.

                  (a)       When granted, Stock Appreciation Rights may, but need not be, identified with a specific Option (including any Option granted on or before the Date of Grant of the Stock
                  Appreciation Rights) in a number equal to or different from the number of Stock Appreciation
                  Rights so granted.  If Stock Appreciation Rights are identified with Shares subject to an
                  Option, then, unless otherwise provided in the applicable Grant Documents, the Participant's associated Stock Appreciation Rights shall terminate upon the expiration, termination, forfeiture or cancellation of such Stock Option or the exercise of such Option.

                  (b)       The Strike Price of any Stock Appreciation Right shall (i) for any Stock Appreciation
                  Right that is identified with an Option, equal the Exercise Price of such Option, or (ii) for any other Stock Appreciation Right, be not less than 100% of the Fair Market Value of a Share of Common Stock on the Date of Grant as the Committee or Board shall specify.

                  (c)       Subject to Section 11 hereof, (i) each Stock Appreciation Right which is identified with any Option grant shall vest and become exercisable by a Participant as and to the extent that the related Option with respect to which such Stock Appreciation Right is identified may be exercised; and (ii) each other Stock Appreciation Right shall vest and become exercisable by a Participant, whether during or after employment or following death, retirement or disability, at such time or times as may be designated by the Committee or Board as set forth in the applicable rules, guidelines and practices governing the Plan and/or the Grant Documents executed in connection with such Stock Appreciation Right.

                  (d)       Subject to Section 11 hereof, Stock Appreciation Rights may be exercised by a
                  Participant by delivery to the Company of written notice of intent to exercise a specific number of Stock Appreciation Rights.  Unless otherwise provided in the applicable Grant
                  Documents, the exercise of Stock Appreciation Rights which are identified with Shares of Common
                  Stock subject to an Option shall result in the cancellation or forfeiture of such Option to the extent of the exercise of such Stock Appreciation Right.

                  (e)       The benefit to the Participant for each Stock Appreciation Right exercised shall be equal to (i) the Fair Market Value of a Share of Common Stock on the date of exercise, minus
                  (ii) the Strike Price of such Stock Appreciation Right.  Such benefit shall be payable in cash, except that the Committee or Board may provide in the applicable rules, guidelines and practices governing the Plan and/or the Grant Documents that benefits may be paid wholly or partly in Shares of Common Stock.

        8.       Restricted Stock Awards.

                  (a)       Issuance.  A Restricted Stock Award shall be subject to restrictions imposed by the
                  Committee or the Board during a period of time specified by the Committee or Board (the
                  "Restriction Period").  Restricted Stock Awards may be issued hereunder to Participants for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan.  The provisions of
                  Restricted Stock Awards need not be the same with respect to each Participant.

                                                                A-9

                  (b)       Restricted Stock.

                           (i)      The Company may grant Restricted Stock to those Associates the Committee or the Board may select in their sole discretion.  Each Award of Restricted Stock shall have those terms and conditions that are expressly set forth in or are required by the
                           Plan and the Grant Documents as the Committee or the Board may determine in their discretion.

                           (ii)     While any restriction applies to any Participant's Restricted Stock,
                           (a) unless the Committee or the Board provides otherwise, the Participant shall receive the dividends paid on the Restricted Stock and shall not be required to return those dividends to the Company in the event of the forfeiture of the Restricted Stock; (b)
                           the Participant shall receive the proceeds of the Restricted Stock in any stock split, reverse stock split, recapitalization, or other change in the capital structure of the
                           Company, which proceeds shall automatically and without need for any other action become Restricted Stock and be subject to all restrictions then existing as to the
                           Participant's Restricted Stock; and (c) the Participant shall be entitled to vote the
                           Restricted Stock during the Restriction Period.

                           (iii)    The Restricted Stock will be delivered to the Participant subject to the understanding that while any restriction applies to the Restricted Stock, the
                           Participant shall not have the right to sell, transfer, assign, convey, pledge, hypothecate, grant any security interest in or mortgage on, or otherwise dispose of or encumber any shares of Restricted Stock or any interest therein.  As a result of the retention of rights in the Restricted Stock by the Company, except as required by any applicable law, neither any shares of the Restricted Stock nor any interest therein shall be subject in any manner to any forced or involuntary sale, transfer, conveyance, pledge, hypothecation, encumbrance, or other disposition or to any charge, liability, debt, or obligation of the Participant, whether as the direct or indirect result of any action of the Participant or any action taken in any proceeding, including any proceeding under any bankruptcy or other creditors' rights law.  Any action attempting to effect any transaction of that type shall be void.

                           (iv)     Unless other provisions are specified in the Grant Documents or Plan guidelines which may be adopted by the Committee or the Board from time to time, any
                           Restricted Stock held by the Participant at the time the Participant ceases to be an
                           Associate for any reason shall be forfeited by the Participant to the Company and automatically re-conveyed to the Company.

                           (v)      The Committee or the Board may withhold, in accordance with Section 16(f)
                           hereof, any amounts necessary to collect any withholding taxes upon any taxable event relating to Restricted Stock.

                           (vi)     The making of an Award of Restricted Stock and delivery of any Restricted
                           Stock is subject to compliance by the Company with all applicable laws.  The Company need not issue or transfer Restricted Stock pursuant to the Plan unless the Company's legal counsel has approved all legal matters in connection with the delivery of the
                           Restricted Stock.

                           (vii)    The Restricted Stock will be book-entry Shares only unless the Committee or the Board decides to issue certificates to evidence any shares of Restricted Stock.
                           The Company may place stop-transfer instructions with respect to all Restricted Stock on its stock transfer records.

                                                                A-10

                           (viii)   At the time of grant of Restricted Stock (or at such earlier or later time as the Committee or the Board determines to be appropriate in light of the provisions of
                           Code Section 409A), the Committee or the Board may permit a Participant of an Award of
                           Restricted Stock to defer receipt of his or her Restricted Stock in accordance with rules and procedures established by the Committee or the Board.  Alternatively, the
                           Committee or the Board may, in their discretion and at the times provided above, permit an individual who would have been a Participant with respect to an Award of
                           Restricted Stock, to elect instead to receive an equivalent Award of Restricted Stock
                           Units, and the Committee or the Board may permit the Participant to elect to defer receipt of Shares under the Restricted Stock Units in accordance with Section
                           8(c)(viii).

                           (ix)     The minimum Restriction Period applicable to any Award of Restricted Stock that is not subject to performance conditions restricting the grant size, the transfer of the shares, or the vesting of the award shall be two (2) years from the date of grant; provided, however, that a Restriction Period of less than two (2) years may be approved under the Plan for such Awards with respect to up to a total of 100,000
                           Shares.

                  (c)       Restricted Stock Units.

                           (i)      The Company may grant Restricted Stock Units to those Associates as the
                           Committee or the Board may select in its sole discretion.  Restricted Stock Units represent the right to receive Shares in the future, at such times, and subject to such conditions as the Committee or the Board shall determine.  The restrictions imposed shall take into account potential tax treatment under Code Section 409A.

                           (ii)     Until the Restricted Stock Unit is released from restrictions and any Shares subject thereto are delivered to the Participant, the Participant shall not have any beneficial ownership in any Shares subject to the Restricted Stock Unit, nor shall the
                           Participant have the right to sell, transfer, assign, convey, pledge, hypothecate, grant any security interest in or mortgage on, or otherwise dispose of or encumber any
                           Restricted Stock Unit or any interest therein.  Except as required by any law, no
                           Restricted Stock Unit nor any interest therein shall be subject in any manner to any forced or involuntary sale, transfer, conveyance, pledge, hypothecation, encumbrance, or other disposition or to any charge, liability, debt, or obligation of the
                           Participant, whether as the direct or indirect result of any action of the Participant or any action taken in any proceeding, including any proceeding under any bankruptcy or other creditors' rights law.  Any action attempting to effect any transaction of that type shall be void.

                           (iii)    Upon the lapse of the restrictions, the Participant holder of Restricted Stock
                           Units shall, except as noted below, be entitled to receive, as soon as administratively practical, (a) that number of Shares subject to the Award that are no longer subject to restrictions, (b) cash in an amount equal to the Fair Market Value of the number of Shares subject to the Award that are no longer subject to restrictions, or (c) any combination of Shares and cash, as the Committee or the Board shall determine in their sole discretion, or shall have specified at the time the
                           Award was granted.

                           (iv)     Restricted Stock Units and the entitlement to Shares, cash, or any combination thereunder will be forfeited and all rights of a Participant to such Restricted Stock
                           Units and the Shares thereunder will terminate if the applicable restrictions are not satisfied.

                           (v)      A Participant holder of Restricted Stock Units is not entitled to any rights of a holder of the Shares (e.g., voting rights and dividend rights), prior to the receipt of such Shares pursuant to the Plan.  The Committee or the Board may, however, provide in the Grant Documents that the Participant shall be entitled to receive dividend equivalent payments on Restricted Stock Units, on such terms and conditions as the Grant Documents may specify.

                                                                A-11

                           (vi)     The Committee or the Board may withhold, in accordance with Section 16(f)
                           hereof, any amounts necessary to collect any withholding taxes upon any taxable event relating to any Restricted Stock Units.

                           (vii)    The granting of Restricted Stock Units and the delivery of any Shares is subject to compliance by the Company with all applicable laws.

                           (viii)   At the time of grant of Restricted Stock Units (or at such earlier or later time as the Committee or the Board determines to be appropriate in light of the provisions of Code Section 409A), the Committee or the Board may permit a Participant to elect to defer receipt of the Shares or cash to be delivered upon lapse of the restrictions applicable to the Restricted Stock Units in accordance with rules and procedures that may be established from time to time by the Committee or the Board.
                           Such rules and procedures shall take into account potential tax treatment under Code
                           Section 409A, and may provide for payment in Shares or cash.

        9.       Performance Awards.

                  (a)       Grant.  The Company or the Board may grant Performance Awards to Associates on any terms and conditions the Committee or the Board deem desirable.  Each Award of Performance
                  Awards shall have those terms and conditions that are expressly set forth in, or are required by, the Plan and the Grant Documents.

                  (b)       Performance Goals.  The Committee or the Board may set Performance Goals which, depending on the extent to which they are met during a Performance Period, will determine the number of Performance Shares or Performance Units that will be delivered to a Participant at the end of the Performance Period.  The Performance Goals may be set at threshold, target, and maximum performance levels, and the number of Performance Shares or Units to be delivered may be tied to the degree of attainment of the various performance levels specified under the various Performance Goals during the Performance Period.  No payment shall be made with respect to a Performance Share if any specified threshold performance level is not attained.

                  (c)       Beneficial Ownership.  A Participant receiving a Performance Award shall not have any beneficial ownership in any Shares subject to such Award until Shares are delivered in satisfaction of the Award, nor shall the Participant have the right to sell, transfer, assign, convey, pledge, hypothecate, grant any security interest in or mortgage on, or otherwise dispose of or encumber any Performance Award or any interest therein.  Except as required by any law, neither the Performance Award nor any interest therein shall be subject in any manner to any forced or involuntary sale, transfer, conveyance, pledge, hypothecation, encumbrance, or other disposition or to any charge, liability, debt, or obligation of the Participant, whether as the direct or indirect result of any action of the Participant or any action taken in any proceeding, including any proceeding under any bankruptcy or other creditors' rights law.  Any action attempting to effect any transaction of that type shall be void.

                  (d)       Determination of Achievement of Performance Awards.  The Committee or the Board shall, promptly after the date on which the necessary financial, individual or other information for a particular Performance Period becomes available, determine and certify the degree to which each of the Performance Goals have been attained.

                  (e)       Payment of Performance Awards.  After the applicable Performance Period has ended, a recipient of a Performance Award shall be entitled to payment based on the performance level attained with respect to the Performance Goals applicable to the Performance Award.
                  Performance Awards shall be settled as soon as practicable after the Committee or Board determines and certifies the degree of attainment of Performance Goals for the Performance
                  Period.  Subject to the terms and conditions of the Grant Documents, payment to a Participant with respect to a Performance Award may be made (a) in Shares, (b) in cash, or (c) any combination of Shares and cash, as the Committee or the Board may determine at any time in their sole discretion.

                  (f)       Limitation on Rights/Withholding.  A recipient of a Performance Award is not entitled to any rights of a holder of the Shares (e.g. voting rights and dividend rights), prior to the receipt of such Shares pursuant to the Plan.  No dividend equivalents will be paid with respect to Performance Awards.  The Committee or the Board may withhold, in accordance with Section
                  16(f) hereof, any amounts necessary to collect any withholding taxes upon any taxable event relating to Performance Awards.

        10.      Other Stock Unit Awards.  Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property ("Other Stock Unit Awards") may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan.  Other
Stock Unit Awards may be paid in Shares, cash or any other form of property as the Committee or the Board may determine.  Subject to the provisions of the Plan, the Committee or the Board shall have sole and complete authority to determine the Associates to whom such Awards shall be made, the times at which such Awards shall be made, the number of Shares to be granted pursuant to such Awards, and all other terms and conditions of such
Awards.  The provisions of Other Stock Unit Awards need not be the same with respect to each Participant.  For any Award or Shares subject to any Award made under this Section, the vesting of which is conditioned only on the passage of time, such Restriction Period shall be a minimum of two (2) years for full vesting.  Shares (including securities convertible into Shares) subject to Awards granted under this Section may be issued for no cash consideration or for such minimum consideration as may be required by applicable law.

        11.      Change in Control.  Notwithstanding any other provision of the Plan to the contrary, the
Committee or Board may determine, in their discretion, that upon the occurrence of a transaction involving a merger or consolidation of the Company, a sale of all or substantially all of its assets, or the acquisition of a significant percentage of the voting power of the Company, or such other form of transaction as the Committee or
Board may determine from time to time to constitute a change in control of the Company, that (i) Stock Options and Stock Appreciation Rights may become immediately exercisable; (ii) restrictions and deferral limitations applicable to any Restricted Stock or Restricted Stock Unit Award may become free of all restrictions and limitations and become fully vested and transferable; (iii) all Performance Awards may be considered to be prorated, and any deferral or other restriction may lapse and such Performance Awards may be immediately settled or distributed; (iv) the restrictions and deferral limitations and other conditions applicable to any Other Stock
Unit Awards or any other Awards granted under the Plan may lapse and such Other Stock Unit Awards or such other
Awards may become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the Award not previously forfeited or vested.

         The Committee or the Board, in their discretion, may also determine that, upon the occurrence of such a change in control transaction, each Stock Option or Stock Appreciation Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the fair market value of the Shares immediately prior to the occurrence of such transaction
(which shall be no less than the value being paid for such Shares pursuant to such transaction) over the Exercise
Price or Strike Price, as applicable, of such Stock Option or Stock Appreciation Right; such amount shall be payable in cash, in one or more of the kinds of property payable in such transaction, or in a combination thereof, as the Committee or Board in their discretion shall determine.

        12.      Transferability of Awards.

                  (a)       Incentive Stock Options granted under the Plan shall not be transferred by a Participant, except by will or by the laws of descent and distribution.

                  (b)       Other Awards (subject to the limitations in paragraph (c) below) granted under the Plan may be transferred by a Participant to:  (i) the Participant's family members (whether related by blood, marriage, or adoption and including a former spouse); (ii) trust(s) in which the
                  Participant's family members have a greater than 50% beneficial interest; (iii) trusts, including but not limited to charitable remainder trusts, or similar vehicles established for estate planning and/or charitable giving purposes; and (iv) family partnerships and/or family limited liability companies which are controlled by the Participant or the Participant's family members, such transfers being permitted to occur by gift or pursuant to a domestic relation order, or, only in the case of transfers to the entities described in clauses (i), (ii) and
                  (iii) immediately above, for value.  The Committee or Board, or their authorized designees may, in their sole discretion, permit transfers of Awards to other persons or entities upon the request of a Participant.  Subsequent transfers of previously transferred Awards may only be made to one of the permitted transferees named above, unless the subsequent transfer has been approved by the Committee or the Board, or their authorized designee(s).  Otherwise, such transferred Awards may be transferred only by will or the laws of descent and distribution.

                                                                A-13

                  (c)       Notwithstanding the foregoing, if at the time any Option is transferred as permitted under this Section 12, a corresponding Stock Appreciation Right has been identified as being granted in tandem with such Option, then the transfer of such Option shall also constitute a transfer of the corresponding Stock Appreciation Right, and such Stock Appreciation Right shall not be transferable other than as part of the transfer of the Option to which it relates.

                  (d)       Concurrently with any transfer, the transferor shall give written notice to the Plan's then current Plan administrator of the name and address of the transferee, the number of shares being transferred, the Date of Grant of the Awards being transferred, and such other information as may reasonably be required by the administrator.  Following a transfer, any such Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.  The provisions of the Plan and applicable Grant Documents shall continue to be applied with respect to the original Participant, and such Awards shall be exercisable by the transferee only to the extent that they could have been exercised by the Participant under the terms of the original Grant Documents.  The Company disclaims any obligation to provide notice to a transferee of any termination or expiration of a transferred Award.

        13.      Code Section 162(m) Provisions and Award Limitations.

                  (a)       Notwithstanding any other provision of the Plan, (i) to the extent Awards to salaried employees (each an "eligible employee" for purposes of Code Section 162(m) and the Treasury
                  Regulations thereunder with regard to shareholder approval of the material terms of the
                  Performance Goals) are intended to be Qualified Performance-Based Awards; or (ii) if the
                  Committee determines at the time any Award is granted to a salaried employee who is, or who may be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Associate, then the Committee may provide that this Section 13 is applicable to such Award.

                  (b)       If an Award is subject to this Section 13, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement or attainment of one or more objective Performance Goals as determined by the Committee, using one or more Performance Measures also as determined by the
                  Committee.  Such Performance Goals shall be established by the Committee no later than 90 days after the beginning of the Performance Period to which the Performance Goals pertain and while the attainment of the Performance Goals is substantially uncertain, and in any event no later than the date 25% of the Performance Period has elapsed.

                  (c)      Notwithstanding any provision of this Plan (other than Section 11 or 14), with respect to any Award that is subject to this Section 13, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable Performance Goals except in the case of the death or disability of the Participant

                                                                A-14

                  (d)      The Committee shall have the power to impose such other restrictions on Awards subject to this Section 13 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m)
                  (4) (C) of the Code, or any successor provision thereto.  Whenever the Committee determines that it is advisable to grant or pay Awards that do not qualify as Qualified Performance-Based
                  Awards, the Committee may make grants or payments without satisfying the requirements of Code
                  Section 162(m).

                  (e)      Notwithstanding any provision of this Plan other than Section 15, commencing with calendar year 2005, (i) no Participant may be granted in any twelve (12) month period an aggregate amount of Options and/or Stock Appreciation Rights with respect to more than 200,000
                  Shares, and (ii) no Participant may be granted in any twelve (12) month period an aggregate amount of Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards or Other
                  Stock Unit Awards, with respect to more than 50,000 Shares (or cash amounts based on the value of more than 50,000 Shares).

         14.      Alteration, Termination, Discontinuance, Suspension, and Amendment.

                  (a)      The Committee or the Board may amend, alter, suspend, discontinue or terminate the
                  Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) shareholder approval if such approval is necessary to qualify for or comply with any tax or regulatory requirement for which or with which the Committee or Board deems it necessary or desirable to qualify or comply; or (ii) the consent of the affected Participant, if such action would impair the rights of such Participant under any outstanding Award.  Notwithstanding anything to the contrary herein, the Committee or the Board may make technical amendments to the Plan as may be necessary so as to have the Plan conform to any laws or regulations in any jurisdiction within or outside the United States, so long as shareholder approval of such technical amendments is not required.

                  (b)      The Committee or Board may amend the terms of any outstanding Award, prospectively or retroactively, except to the extent that such action would cause an Award subject to Section 13 not to qualify for the exemption from the limitation on deductibility imposed by
                  Section 162(m)(4)(c) of the Code, and except that no such amendment shall impair the rights of any Participant without his or her consent.  Subject to the requirements of paragraph (c)
                  below, the Committee or Board may, without the consent of the Participant, amend any Grant
                  Documents evidencing an Option or Stock Appreciation Right granted under the Plan, or otherwise take action, to accelerate the time or times at which an Option or Stock Appreciation Right may be exercised; to extend the expiration date of an Award; to waive any other condition or restriction applicable to an Award or to the exercise of an Option or Stock Appreciation Right;
                  to reduce the Exercise Price or Strike Price, as applicable, of an Option or Stock Appreciation
                  Right; to amend the definition of a change in control of the Company (if such a definition is contained in such Grant Documents) to expand the events that would result in a change in control and to add a change in control provision to such Grant Documents (if such provision is not contained in such Grant Documents); and may amend any such Grant Documents in any other respect with the consent of the Participant.

                  (c)      If an amendment would (i) materially increase the benefits to participants under the
                  Plan, (ii) increase the aggregate number of Shares that may be issued under the Plan, or (iii)
                  materially modify the requirements for participation in the Plan by materially increasing the class or number of persons eligible to participate in the Plan, then such amendment shall be subject to shareholder approval.

                  (d)      If required by any Legal Requirement, any amendment to the Plan or any Award will also be submitted to and approved by the requisite vote of the shareholders of the Company.  If any
                  Legal Requirement requires the Plan to be amended, or in the event any Legal Requirement is amended or supplemented (e.g., by addition of alternative rules) to permit the Company to remove or lessen any restrictions on or with respect to an Award, the Board and the Committee each reserve the right to amend the Plan or any Grant Documents evidencing an Award  to the extent of any such requirement, amendment or supplement, and all Awards then outstanding will be subject to such amendment.

                                                                A-15

                  (e)      Notwithstanding any provision of the Plan to the contrary, the Committee or the Board may not, without prior approval of the shareholders of the Company, reprice any outstanding
                  Option by either lowering the Exercise Price thereof or canceling such outstanding Stock Option in consideration of a grant having a lower Exercise Price.  This paragraph 14(d) is intended to prohibit the repricing of "underwater" Options without prior shareholder approval and shall not be construed to prohibit the adjustments provided for in Section 15 hereof.

                  (f)      The Plan may be terminated at any time by action of the Board.  The termination of the
                  Plan will not adversely affect the terms of any outstanding Award.

         15.      Adjustment of Shares; Effect of Certain Transactions.  Notwithstanding any other provision of the Plan to the contrary, in the event of any change in the shares of Common Stock subject to the Plan or to any
Award (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure), appropriate adjustments or substitutions shall be made by the Committee or the Board as to the (i) maximum number of shares of Common Stock subject to the Plan, (ii) maximum number of Shares of Common
Stock for which Awards may be granted to any one Associate, and (iii) the number of Shares of Common Stock and price per share subject to outstanding Awards as shall be equitable to prevent dilution or enlargement of rights under previously granted Awards.  The determination of the Committee or Board as to these matters shall be conclusive; provided, however, that (i) any such adjustment with respect to an Incentive Stock Option and any related Stock Appreciation Right shall comply with the rules of Section 424(a) of the Code; and (ii) in no event shall any adjustment be made which would disqualify any Incentive Stock Option granted hereunder as an Incentive
Stock Option for purposes of Section 422 of the Code.

         16.      General Provisions.

                  (a)      No Associate or Participant shall have any claim to be granted any Award under the
                  Plan, and there is no obligation for uniformity of treatment of Associates or Participants under the Plan.

                  (b)      Except to the extent that such action would cause an Award subject to Section 13 not to qualify for the exemption from the limitation on deductibility imposed by
                  Section 162(m)(4)(c) of the Code, the Committee or Board shall be authorized to make adjustments in performance award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles.  The Committee or Board may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect.  In the event the
                  Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of or combination with another corporation or business entity, the Committee or Board may, in their discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

                  (c)      All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock transfer orders and other restrictions as the Committee or Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange
                  Commission, any stock exchange upon which the Shares are then listed, and any applicable state of Federal securities law, and the Committee or Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (d)      No Award granted hereunder shall be construed as an offer to sell securities of the
                  Company, and no such offer shall be outstanding, unless and until the Committee or the Board in their sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

                                                                A-16

                  (e)      The Committee or the Board shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred.  Subject to the provisions of the Plan and any
                  Grant Documents, the recipient of an Award (including, without limitation, any deferred Award)
                  may, if so determined by the Committee or the Board, be entitled to receive, currently or on a deferred basis, cash dividends, or cash payments in amounts equivalent to cash dividends on
                  Shares ("dividend equivalents"), with respect to the number of Shares covered by the Award, as determined by the Committee or the Board, in their sole discretion, and the Committee or Board may provide that such amounts (if any) shall be deemed to have been reinvested in additional
                  Shares or otherwise reinvested.

                  (f)      The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Plan administrator to satisfy all obligations for the payment of such taxes, not to exceed the statutory minimum withholding obligation.  The Committee or Board shall be authorized to establish procedures for election by Participants to satisfy such obligations for the payment of such taxes (i) by delivery of or transfer of Shares to the Company, (ii) with the consent of the Committee or the
                  Board, by directing the Company to retain Shares otherwise deliverable in connection with the
                  Award, (iii) by payment in cash of the amount to be withheld, or (iv) by withholding from any cash compensation otherwise due to the Participant.

                  (g)      Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if required, and such arrangements may be either generally applicable or applicable only in specific cases.

                  (h)      The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the state of Delaware and applicable Federal law.

                  (i)      If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee or the Board, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the determination of the Committee or the Board, materially altering the intent of the Plan, it shall be stricken, and the remainder of the Plan shall remain in full force and effect.

                  (j)      Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to
                  Awards to Employees employed in the United States as may, in the judgment of the Committee or the Board, be necessary or desirable in order to recognize differences in local law or tax policy.  The Committee or Board also may impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligations with respect to tax equalization for Associates on assignments outside their home country.

                  (k)      No Award shall be granted or exercised if the grant of the Award or the exercise and the issuance of shares or other consideration pursuant thereto would be contrary to law or the regulations of any duly constituted authority having jurisdiction.

                  (l)      The Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary or Affiliated Company, nor will it interfere in any way with any right the Company or any Subsidiary or Affiliated Company would otherwise have to terminate a Participant's employment or other service at any time.

                                                                A-17

                                                    APPENDIX B

                                             2005 STOCK PURCHASE PLAN
                                                        OF
                                                ACXIOM CORPORATION

         This 2005 Stock Purchase Plan of Acxiom Corporation (the "Plan") is effective as of August 3, 2005, or at such later time as the Plan may be approved by the stockholders of Acxiom Corporation (the "Company").

        1.       Purpose.  The purposes of the Plan are to provide a method whereby employees ("Associates") of the Company or of any Qualified Subsidiary (as defined below), will have an opportunity to acquire a proprietary interest in the Company through the purchase of Shares (as defined below) pursuant to a plan which is intended to qualify as an "employee stock purchase plan"
within the meeting of Section 423(b) of the Internal Revenue Code of 1986, as amended.  The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

        2.       Definitions.

                (a)      "Administrator" shall mean the administrator of the Plan, as determined pursuant to Section 15 hereof.

                (b)      "Associate" shall mean any person who renders services to the Company or a Subsidiary in the status of an employee within the meaning of Code Section 3401(c).  "Associate" shall not include any director of the Company or a Subsidiary who does not render services to the Company or a Subsidiary in the status of an employee within the meaning of Code Section 3401(c).

                (c)      "Board" shall mean the Board of Directors of the Company.

                (d)      "Code" shall mean the Internal Revenue Code of 1986, as amended, as currently in effect or as may be amended in the future.

                (e)      "Committee" shall mean the committee appointed to administer the Plan pursuant to Section 15 hereof.

                (f)      "Company" shall mean Acxiom Corporation, a Delaware corporation, and any successor by merger, consolidation or otherwise.

                (g)      "Compensation" shall mean all base, straight-time gross earnings and commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

                (h)      "Effective Date" shall mean August 3, 2005, or such later date as the Plan may be approved by the stockholders of the Company.

                (i)      "Eligible Associate" shall mean an Associate of the Company or of a Qualified Subsidiary: (i) who does not, immediately after the option is granted, own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary (as determined under Section 423(b)(3) of the Code); (ii) whose customary employment is for at least twenty (20) hours per week; and (iii) whose customary employment is for at least five (5)
months in any calendar year.  For purposes of clause (i), the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Associate may purchase under outstanding rights or options shall be treated as stock owned by the Associate.  Notwithstanding the foregoing, to the extent

                                                                B-1

there is any Associate who is not paid on the Company's regular payroll system, such Associate must be employed with the Company for two (2) years before becoming eligible to participate in the Plan.  The preceding sentence is not intended, and should not be construed, to expand the definition of Associate beyond those individuals who render services for the Company within the meaning of Section 3401 of the Code.  The Company may, from time to time, modify the definition of Eligible Associate, provided that such modification shall neither permit nor deny participation in the Plan contrary to the requirements of the Code (including, but not limited to, Section 423 (b)(3), (4), (5), and (8) thereof).

                (j)      "Enrollment Date" shall mean the first day of each Offering Period.

                (k)      "Fair Market Value" shall mean, as of any date, the value of the Shares determined as follows:

                        (i)      Where the Shares are not purchased in the open market, the closing sales price per share of the
         Shares (or the closing bid price, if no such sales were reported) on the Nasdaq's National Market System
         ("NMS"), or such stock exchange or other national market system on which the Shares are listed or traded, on the Purchase Date.

                        (ii)     Where the Shares are purchased in the open market, the average of the actual prices, if such actual prices vary, at which the Shares were purchased on the Purchase Date.

                        (iii)    In the event that the foregoing valuation methods are not practicable, such other reasonable valuation method as the Administrator shall, in its discretion, select and apply in good faith as of such date.

                (l)      "Offering Period" shall mean, subject to Section 4, the period commencing on the first day of any month and terminating on the Purchase Date.  The duration and timing of Offering Periods may be changed pursuant to
Section 4 of the Plan.

                (m)      "Participating Associate" shall mean an Associate who participates in the Plan.

                (n)      "Plan" shall mean this 2005 Stock Purchase Plan of Acxiom Corporation.

                (o)      "Purchase Date" shall mean the last day of each Offering Period.  If the last day of any Offering Period falls on a day on which Nasdaq or the national stock exchanges are not open for trading, the Purchase Date shall be the trading day next following the last day.  The timing of the Purchase Date may be changed pursuant to Section 4 of the Plan.

                (p)      "Purchase Price" shall mean an amount not less than 85% or greater than 100% of the Fair Market Value of a Share on the Purchase Date, as determined from time to time by the Board or by an authorized Committee of the Board.  In the absence of such a determination by the Board or Committee, the Purchase Price shall be 85% of the Fair Market Value of a Share on the Purchase Date.

                (q)      "Qualified Subsidiary" shall mean all Subsidiaries of the Company in existence as of the Effective Date or which may exist in the future.  The Board or an authorized Committee of the Board may initiate or terminate the designation of a Subsidiary as a Qualified Subsidiary without the approval of the stockholders of the Company.

                (r)      "Shares" shall mean the common stock of the Company, $0.10 par value.

                (s)      "Subsidiary" shall mean any entity, domestic or foreign, of which not less than 50% of the voting rights are held by the Company or a Subsidiary, whether or not such entity now exists or is hereafter organized or acquired by the
Company or a Subsidiary.

                                                                B-2

        3.          Eligibility.

                (a)      Any Eligible Associate who is employed by the Company or a Qualified Subsidiary on the first day of any Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of Section 5 and the limitations imposed by Section 423(b) of the Code.

                (b)      Each Associate who first becomes an Eligible Associate subsequent to the first day of a given Offering Period will be eligible to become a Participating Associate in the Plan on the first day of the first Offering Period following the day on which such person becomes an Eligible Associate, subject to the requirements of Section 5 and the limitations imposed by Section 423(b) of the Code.

                (c)      No Eligible Associate shall be granted an option under the Plan to the extent that his or her rights to purchase Shares under all Section 423 employee stock purchase plans of the Company and its
Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.  This limitation shall be applied in accordance with Section 423(b)(8) of the
Code and the Treasury Regulations thereunder.

                (d)      As provided under Treasury Regulation Section 1.421-1(h)(2), an employee on a leave of absence covered by the Family Medical Leave Act, the Uniformed Services Employment and Reemployment Rights Act,
or any similar statute or contract that provides for reemployment or continued employment rights will be deemed to be continuously employed for purposes of this Plan.

        4.       Offering Periods.  The Plan shall be implemented by consecutive Offering Periods which shall continue until the Plan expires or is terminated in accordance with Section 20 hereof.  Subject to Section 20, Offering
Periods shall be one month in duration, unless a longer period (not to exceed 27 months) is otherwise specified by the Administrator. The Administrator shall have the power to change the duration of Offering Periods
(including the commencement dates thereof) and Purchase Dates with respect to future offerings without stockholder approval.

        5.       Participation.

                (a)      An Eligible Associate may become a Participating Associate in the Plan as soon as administratively practicable following the  completion of an enrollment form and the filing of such form with the Company.

                (b)      Payroll deductions or contributions for a Participating Associate shall commence on the first payroll following the first day of the Offering Period and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless terminated sooner by the Participating Associate as provided in Section 11 hereof.

                (c)      During a leave of absence approved by the Company or a Subsidiary and as long as the requirements of Treasury Regulation Section 1.421-1(h)(2) are met, a Participating Associate may continue to participate in the Plan by making cash payments to the Company on each pay day equal to the amount of the
Participating Associate's payroll deductions or contributions under the Plan for the pay day immediately preceding the first day of such Participating Associate's leave of absence.  If a leave of absence is unapproved or fails to meet the requirements of Treasury Regulation Section 1.421-1(h)(2), the Participating Associate will automatically cease to participate in the Plan.  In such event, the Company will automatically cease to deduct the Participating Associate's payroll under the Plan.  The Company will pay to the Participating Associate his or her total payroll deductions for the Offering Period, in cash and in one lump sum, without interest, as soon as practicable after the Participating Associate ceases to participate in the Plan.

                                                                B-3

                (d)      A Participating Associate's completion of an enrollment form will enroll such
Participating Associate in the Plan for each successive and subsequent Offering Period on the terms contained therein until the Participating Associate either submits a new enrollment form, withdraws from participation under the Plan as provided in Section 11 hereof, or otherwise becomes ineligible to participate in the Plan.

        6.       Payroll Deductions and Contributions.

                (a)      At the time a Participating Associate files his or her enrollment form, he or she shall elect to have payroll deductions made on each payday during an Offering Period in an amount not less than
$5.00 USD (or foreign equivalent thereof) and not more than ten percent (10%)  (or such other maximum percentage as the Board may establish from time to time before an Enrollment Date) of such participant's Compensation on each payday during the Offering Period.

                (b)      Where payroll deductions are not permitted in a country outside of the United States, a Participating Associate may elect to make contributions on each pay day during any Offering Period in an amount not less than the foreign equivalent of $5.00 USD and not more than ten percent (10%)  (or such other maximum percentage as the Board may establish from time to time before an Enrollment Date) of such participant's
Compensation which he or she receives for the payroll period immediately preceding the relevant the Offering
Period.

                (c)      All payroll deductions and contributions made for a Participating Associate shall be credited to his or her Payroll Deduction Account (as defined in Section 7) under the Plan.  A Participating
Associate may not make any additional payments into such account.

                (d)      A Participating Associate may discontinue his or her participation in the Plan as provided in Section 11 hereof, or may increase or decrease the rate of his or her payroll deductions or contributions during the Offering Period by completing a revised enrollment form authorizing a change in payroll deduction or contribution and filing it with the Company.  An election to increase or decrease a Participating
Associate's payroll deductions or contributions shall be permitted no more than once every thirty days.

                (e)      Notwithstanding the foregoing, to the extent necessary to comply with Section
423(b)(8) of the Code and Section 3(c) hereof, a Participating Associate's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period.

                (f)      At the time the option is exercised, in whole or in part, or at the time some or all of the Shares issued under the Plan are disposed of, the Participating Associate must make adequate provision for the Company's or Subsidiary's federal, national, state, local municipal, or other tax or Social Security withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Shares.
At any time, the Company or any Subsidiary may, but shall not be obligated to, withhold from the Participating
Associate's Compensation the amount necessary for the Company or the Subsidiary to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of the Shares by a Participating Associate.

        7.       Payroll Deduction Account.  The Company shall establish a payroll deduction account ("Payroll
Deduction Account") for each Participating Associate, and shall credit all payroll deductions and contributions made on behalf of each Participating Associate pursuant to Section 6 to his or her Payroll Deduction Account.

        8.       Grant of Option.  On the Enrollment Date of each Offering Period, each Eligible Associate participating in such Offering Period shall be granted an option to purchase on each Purchase Date during such
Offering Period (at the applicable Purchase Price) up to a number of Shares determined by dividing such
Participating Associate's payroll deductions accumulated on such Purchase Date and retained in the Participating
Associate's Payroll Deduction Account as of the Purchase Date by the applicable Purchase Price.  Exercise of the option shall occur as provided in Section 9 hereof, unless the Participating Associate has Withdrawn pursuant to
Section 11 hereof or otherwise becomes ineligible to participate in the Plan.  The option shall expire on the last day of the Offering Period.

                                                                B-4

        9.       Exercise of Option.

                (a)      By the Purchase Date, the Company shall cause a statement of the balance in each
Participating Associate's Payroll Deduction Account to be forwarded to the securities brokerage firm as set forth in Section 10 for purchase on his or her account of the number of Shares determined under subparagraphs
(b) and (c) of this Section.

                (b)      Unless a Participating Associate Withdraws from the Plan as provided in Section 11 hereof or otherwise becomes ineligible to participate in the Plan, his or her option for the purchase of Shares shall be exercised automatically on the Purchase Date, and the maximum number of full Shares and fractional
Shares subject to the option shall be purchased for such Participating Associate at the applicable Purchase Price with the accumulated payroll deductions in his or her account.  During a Participating Associate's lifetime, a
Participating Associate's option to purchase Shares hereunder is exercisable only by him or her.

                (c)      If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which options are to be exercised may exceed (i) the number of Shares that were available for sale under the Plan on the first day of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Purchase Date, the Administrator shall allocate the available Shares among such
Participating Associates in as uniform a manner as shall be practicable.  The balance of the amount credited to the account of each Participating Associate which has not been applied to the purchase of Shares shall be paid to such Participating Associate in one lump sum in cash as soon as reasonably practicable after the Exercise Date, without any interest thereon.

        10.     Brokerage Accounts.  By enrolling in the Plan, each Eligible Associate shall be deemed to have authorized the establishment of a brokerage account ("Brokerage Account") on his or her behalf at a securities brokerage firm to be selected from time to time  by the Administrator.  The Brokerage Account shall be governed by, and shall be subject to, the terms and conditions of this Plan and of a written agreement between the Company and the securities brokerage firm and, if applicable, the Participating Associate and the securities brokerage firm.  As promptly as practicable after each Purchase Date on which a purchase of Shares occurs, the Company may arrange for the deposit into each Participating Associate's Brokerage Account of the number of Shares purchased upon exercise of his or her option.  Shares purchased on behalf of any Participating Associate pursuant to the
Plan shall be held in the Participating Associate's Brokerage Account in his or her name.

        11.      Withdrawal.

                (a)      A Participating Associate may withdraw all but not less than all of the payroll deductions or contributions credited to his or her Payroll Deduction Account and not yet used to exercise his or her option under the Plan at any time prior to a Purchase Date by giving written notice to the Company authorizing payroll deductions ("Withdraw" or "Withdrawal").  All of the Participating Associate's payroll deductions or contributions credited to his or her account during the Offering Period shall be paid to such
Participating Associate as soon as practicable after receipt of the notice of Withdrawal.  Thereafter, such
Participating Associate's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of Shares shall be made for such Offering Period.  If a Participating
Associate Withdraws from an Offering Period, payroll deductions or contributions shall not resume at the beginning of any succeeding Offering Periods unless the Participating Associate delivers to the Company a new enrollment form; provided, however, that any Eligible Associate who is deemed to be an "executive officer" of the
Company as defined by Section 16b-3 of the Securities Exchange Act of 1934 shall not renew his or her participation in the Plan until at least six (6) months have elapsed since the date of Withdrawal.

                                                                B-5

                (b)      A Participating Associate's Withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the
Company or in succeeding Offering Periods.

        12.      Termination of Employment.  Upon (i) a Participating Associate's ceasing to be an Eligible
Associate for any reason, including termination of employment, disability or death or (ii) a Participating
Associate's being granted a leave of absence and failing to return to active employment upon the expiration of his or her leave in accordance with the Company's policy with respect to permitted absences, he or she shall be deemed to have elected to Withdraw from the Plan, the payroll deductions on behalf of the Participating Associate shall be discontinued, and any amounts credited to such Participating Associate's Payroll Deduction Account during the Offering Period shall be paid to such Participating Associate or, in the case of his or her death, to the person or persons entitled thereto under Section 16 hereof, as soon as reasonably practicable, and such
Participating Associate's option for the Offering Period shall be automatically terminated.  A transfer of a
Participating Associate's employment between or among the Company and any Qualified Subsidiary shall not be treated as a termination of employment for purposes of the Plan.

        13.      Interest.  No interest shall accrue on the payroll deductions or contributions of a
Participating Associate in the Plan, unless required to accrue in a country outside of the United States.

        14.      Shares Subject to Plan.

                (a)      Subject to adjustment upon changes in capitalization of the Company as provided in
Section 19 hereof, the maximum number of Shares which shall initially be made available for sale under the Plan shall be 2,000,000.  If any right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such right may, in the sole discretion of the Administrator, become available for issuance under the Plan.  The Shares subject to the Plan may be authorized but unissued Shares or reacquired Shares, bought on the market or otherwise.

                (b)      With respect to Shares subject to an option granted under the Plan, a Participating
Associate shall not be deemed to be a stockholder of the Company, and the Participating Associate shall not have any of the rights or privileges of a stockholder, until such Shares have been issued to the Participating
Associate or his or her nominee following exercise of the Participating Associate's option.  A Participating
Associate shall have rights as a stockholder with respect to all Shares which are purchased under the Plan for such Participating Associate's account; provided, however, that a Participating Associate shall have no right to vote any fractional interest in a Share credited to his or her account.

        15.      Administration.

                (a)      The Plan shall be administered by the Compensation Committee of the Board unless and until the Board delegates administration to a different committee as set forth below.  The Compensation Committee of the Board may delegate administration of the Plan to an internal Committee made up of Associates if permitted by applicable law and the rules and regulations of any stock exchange or market upon which the Company's shares may be listed and/or traded.  The term "Committee" shall apply to any persons to whom such authority has been delegated.  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.
References in the Plan to the "Administrator" shall mean the Board unless administration is delegated to a
Committee or subcommittee, in which case references in the Plan to the Administrator shall thereafter be to the
Committee or subcommittee.

                                                                B-6

                (b)      It shall be the duty of the Administrator to conduct the general administration of the
Plan in accordance with the provisions of the Plan.  The Administrator shall have the power to interpret the Plan and the terms of the options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.  All determinations by the
Administrator in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested.  The Administrator at its option may utilize the services of such other persons as are necessary to assist in the proper administration of the
Plan.  The Administrator may select a securities brokerage firm to assist with the purchase of the Shares and the maintenance of Brokerage Accounts for Participating Associates in the Plan.  In its absolute discretion, the
Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the
Plan.

                (c)      All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company and its Qualified Subsidiaries; provided, however, that all sales commissions incurred upon sale by a Participating Associate of Shares out of his or her Brokerage
Account shall be borne by the Participating Associate.  The Administrator may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, or such other persons as the Administrator deems necessary or appropriate to carry out its duties under the Plan.  The Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons so employed by the Administrator.

        16.      Designation of Beneficiaries / Transferability.

                (a)      A  Participating  Associate  may file a written  beneficiary  designation  naming  those persons who are to receive any cash from the Participating  Associate's  Payroll Deduction  Account,  together with any Shares and/or cash from the  Participating  Associate's  Brokerage  Account,  in the event of the Participating
Associate's  death.  If  a  Participating   Associate  is  married  and  the  designated  beneficiary  is  not  the
Participating Associate's spouse, spousal consent may be required for such designation to be effective.

                (b)      Neither payroll deductions credited to a Participating Associate's Payroll Deduction
Account nor any rights with regard to the exercise of an option or rights to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in by the Plan) by a Participating Associate.  Shares acquired by a Participating
Associate pursuant to the exercise of an option hereunder, however, are freely transferable.

        17.      Use of Funds.  All funds received or held by the Company under the Plan may be used by the
Company for any corporate purpose.  The Company shall not be obligated to segregate such funds unless required to in a country outside of the United States.

        18.      Reports.  Statements of account shall be provided to Participating Associates at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price(s), and the number of Shares purchased.

        19.      Adjustments Upon Changes in Outstanding Shares on Capitalization, Merger, Consolidation or
Corporate Reorganization.  Subject to any required action by the stockholders of the Company, the number of
Shares which have been authorized for issuance under the Plan but not yet placed under option, the maximum number of Shares each Participating Associate may purchase each  Offering Period (pursuant to Section 9), as well as the price per Share and the number of Shares covered by each option under the Plan which has not yet been exercised, shall be automatically adjusted to give proper effect to any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of Shares effected without receipt of consideration by the
Company, or by reason of any merger, consolidation or other corporate reorganization in which the Company is the surviving corporation.  Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.

                                                                B-7

        20.      Amendment or Termination.

                (a)      The Board or an authorized Committee or subcommittee may, in its discretion and, to the extent necessary or desirable, at any time, and from time to time, modify or amend the Plan in any respect, including, but not limited to, (i) altering the Purchase Price for any Offering Period, including an Offering
Period underway at the time of the change in Purchase Price, by setting the Purchase Price  as an amount that is within the range of  either 85% - 100% of the Fair Market Value of a Share on the Purchase Date, or  85% - 100%
of the lesser of (x) the Fair Market Value of a Share on the Purchase Date, and (y) the Fair Market Value of a
Share on the first day of the applicable Offering Period; (ii) shortening or lengthening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the
Board action, provided, however, that no Offering Period shall be shorter than one month or longer than 27 months; and allocating Shares as provided in Section 9(c).  Such modifications or amendments shall not require stockholder approval or the consent of any Participating Associates, except that no amendment shall be made without the affirmative vote of stockholders holding at least a majority of the voting stock of the Company represented in person or by proxy at a duly held stockholders' meeting, if such amendment would:

                        (i)      materially increase the benefits accruing to Participating Associates under the Plan;

                        (ii)     increase the number of Shares which may be issued under the Plan (other than as permitted under  Section 19 hereof); or

                        (iii)    materially modify the requirements as to eligibility for participation under the Plan, except as allowed under Section 423(b)(4) of the Code.

                (b)      This Plan and all rights of Participating Associates hereunder may be terminated at any time by the
Administrator or by the Board or an authorized Committee.  Upon termination of the Plan, all payroll deductions and contributions shall cease and all amounts then credited to the Participating Associates' Payroll Deduction Accounts shall be equitably applied to the purchase of whole Shares then available for sale, and any remaining amounts shall be promptly refunded to the Participating Associates.

        21.      Participation by Foreign Employees.  Notwithstanding Section 20 hereof, the Board shall have the authority to amend the Plan from time to time by adopting or modifying appendices that shall (a) contain such terms and conditions with respect to the operation of the Plan in one or more countries outside of the United
States as are necessary or appropriate, as determined by the Administrator or the Board in its sole discretion, to bring the Plan into compliance with applicable law, tax policy or local custom, and (b) name those Associates, or describe those classes of Associates, who shall be deemed Eligible Associates from among those Associates who reside in the country or countries outside of the United States to which such appendix relates.  Nothing contained in this Section 21 shall be deemed to grant the Administrator or the Board the authority to: (i) change the list of Qualified Subsidiaries or otherwise change the designation of corporations whose employees may be offered options under the Plan; (ii) change the class of securities issuable under the Plan; (iii) increase the aggregate number of Shares that may be sold pursuant to options granted under the Plan; or (iv) increase the maximum number of Shares subject to an Eligible Associate's option pursuant to Section 3.  Any such appendices adopted need not comply with the Code and associated regulations.

        22.      Notices.  All notices or other communications by a Participating Associate to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the
Company at the location, or by the person, designated by the Company for the receipt thereof.

                                                                B-8

        23.      Conditions to Issuance of Shares / Dividends.  Certificates for whole Shares purchased hereunder shall be issued as soon as practicable following a Participating Associate's written request, for which a reasonable charge may be made.  Fractional interests in Shares shall be carried forward in a Participating
Associate's Brokerage Account until they equal one whole Share or until termination of the Participating
Associate's Brokerage Account, in which event an amount in cash equal to the value of such fractional interest shall be paid to him or her in cash.  Any cash dividends payable on Shares held in a Participating Associate's
Brokerage Account will be used to purchase additional Shares unless otherwise directed by the Participant.

        24.      Term of Plan.  The Plan shall become effective on the Effective Date and shall remain in effect for a term of ten (10) years, unless sooner terminated under Section 20 hereof.

        25.      Equal Rights and Privileges.  All Eligible Associates of the Company (or of any Qualified
Subsidiary) will have equal rights and privileges under this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code or applicable Treasury Regulations thereunder.  Any provision of this Plan that is inconsistent with Section 423 or applicable Treasury Regulations will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 or applicable Treasury Regulations.

        26.      No Employment Rights.  Nothing in the Plan shall be construed to give any person (including any
Eligible Associate or Participating Associate) the right to remain in the employ of the Company or a Subsidiary or to affect the right of the Company or any Subsidiary to terminate the employment of any person (including any
Eligible Associate or Participating Associate) at any time, with or without cause.

        27.      Governing Law.  The internal laws of the State of Delaware shall govern all matters relating to this Plan except to the extent superseded by the laws of the United States.

                                                                B-9

(Side 1)
PROXY                                                                                                     PROXY
                                                          ACXIOM CORPORATION
                                      This Proxy Is Solicited on Behalf of The Board of Directors
                                                for the Annual Meeting of Stockholders
                                                     to be Held on August 3, 2005

The undersigned hereby appoints Catherine L. Hughes and Jerry C. Jones as Proxies, or either of them, with the power to appoint their substitutes, and hereby authorizes them to represent and vote, as designated below, all of the shares of common stock of Acxiom Corporation held of record by the undersigned on June 15, 2005, at the Annual Meeting of Stockholders to
be held at the Acxiom River Market Building, 601 East Third Street, Little Rock, Arkansas at 10:00 a.m. CDT on August 3, 2005, or
any postponement or adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

                        Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

                                                              SEE REVERSE

                                                                 SIDE

  (Side 2)

ACXIOM CORPORATION

 [X] Please mark your
     votes as in this
     example.

                                      FOR all
                                   nominees listed          WITHHOLD
                                      at right             AUTHORITY
1.     Election of                     [ ]                    [ ]          (INSTRUCTION:  To withhold authority to vote for an
       directors                                                           individual nominee, strike a line through the nominee's
                                                                           name in the list below.)

                                                           Nominees:       William T. Dillard II

                                                                           Harry C. Gambill

                                                                           Thomas F. (Mack) McLarty, III

                                                                           FOR          AGAINST          ABSTAIN
  2.     Approval of an amendment to the 2000 Associate                    [ ]            [ ]              [ ]
         Stock Option Plan

  3.     Approval of the adoption of a new stock purchase plan             [ ]            [ ]              [ ]

                        ------------------------------------------------------------------------------------
                                 The Board of Directors recommends a vote FOR Proposals 1, 2 and 3
                        ------------------------------------------------------------------------------------

  4.     In their discretion, the proxies are authorized to consider and vote upon such other business that may come before the meeting or any postponement or adjournment thereof.

    NOTE:    Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

SIGNATURE(S)_________________________________________________________________ DATED:_____________________________________, 2005

SIGNATURE(S)_________________________________________________________________ DATED:_____________________________________, 2005